                                 Exhibit 10.5


                    AMENDED AND RESTATED LEASEHOLD MORTGAGE
                    ---------------------------------------


     THIS AMENDED AND RESTATED LEASEHOLD MORTGAGE ("Mortgage"), dated as of September 24, 1996, from MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P., a Rhode Island limited partnership, having an address at Host Marriott Corporation, 10400 Fernwood Drive, Bethesda, Maryland 20817 ("Borrower") to NATIONAL BANK OF CANADA, having an address at 125 West 55th Street, New York, NY 10019 ("Lender").

                              W I T N E S S E T H:
                              -------------------

     A. Reference is made to that certain Marriott Hotel Ground Lease dated as of June 16, 1986 by and between Marriott Corporation, as lessee,and Simon-Rosemont Developers (together with any successors from time to time, "Landlord"), as lessor (a full description of which Marriott Hotel Ground Lease and all amendments thereto is shown on Exhibit E attached hereto; the "Ground Lease"), relating to a parcel of real property more particularly described in Exhibit A attached hereto and made a part hereof (the "Land") and all buildings and improvements presently located thereon. Marriott Corporation assigned all of its right, title and interest as lessee under the Ground Lease to Borrower in that certain Notice of Assignment of Lease dated as of June 12, 1989 and recorded on June 13, 1989 as Document No. 89266492.


This Mortgage was prepared by
and after recording return to:

Rudnick & Wolfe
203 North LaSalle Street
Suite 1800
Chicago, Illinois 60601
Attn: John T. Cusack, Esq.

     B. Borrower and Lender have previously entered into that certain Loan Agreement dated as of June 12, 1989 (the "Original Loan Agreement") whereby Lender made a Loan (the "Loan") to Borrower as evidenced by that certain Promissory Note Secured by Mortgage dated as of June 12, 1989, bearing such interest as stated in such Promissory Note Secured by Mortgage and having a maturity date of June 12, 1996 (the "Original Note").

     C. The Original Note was secured in part by, among other things, that certain Lease hold Mortgage, Security Agreement and Assignment of Rents granted by Borrower to Lender and dated as of June 12, 1989 and recorded June 13, 1989 in the Recorder's Office for Cook County, Illinois as Document No. 89266493 (the "Original Mortgage"), which Original Mortgage encumbered the Land and certain related rights and interests of Borrower.

     D. In accordance with that certain Amended and Restated Loan Agreement (the "Loan Agreement") of even date herewith between Borrower and Lender, Borrower has issued to Lender a certain Amended and Restated Secured Promissory
Note in the principal sum of Twenty Five Million Five Hundred Thousand and 00/100 Dollars ($25,500,000.00) with a scheduled maturity date of June 12, 2001, amending and restating the Original Note in its entirety (together with any replacement therefor which may be issued from time to time pursuant to the Loan Agreement, the "Note").

     E. Borrower and Lender desire to amend and restate the Original Mortgage in its entirety in order to conform to the terms and conditions set forth in the Loan Agreement.

     F.  This Mortgage amends and restates completely the Original Mortgage.

     G. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this instrument by reference and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Borrower hereby represents and warrants to and covenants and agrees with Lender as follows:

     In order to secure the payment of the principal indebtedness under the Note and interest (including, without limitation, Base Rate Interest, Accrual Rate Interest and Additional Accrued Interest) and premiums on the principal indebtedness under the Note (and all replacements, renewals and extensions thereof, in whole or in part) according to its tenor, and to secure the payment of all other sums (including, without limitation, Lender's Expenses, the Restructuring Fee and any compensation required to be paid to Lender under
Section 2.12 of the Note) which may be at any time due under the Note, this Mortgage or any of the other Loan Documents (as that term is defined in Exhibit B attached hereto and made a part hereof; the terms and provisions of the Loan Documents are hereby incorporated herein by this reference as fully and with the same effect as if set forth herein at length) (collectively, such sums are sometimes referred to herein as "Indebtedness"); and to secure the performance and observance of all the covenants, agreements and provisions contained in this Mortgage, the Note and the other Loan Documents; and to charge the properties, interests and rights hereinafter described with such payment, performance and observance, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower DOES HEREBY MORTGAGE AND CONVEY unto Lender, its successors and assigns forever, the following described property, rights and interests (which are referred to herein as the "Premises"), all of which property, rights and interests are hereby pledged primarily and on a parity with Borrower's interest in the Land and not secondarily:

     Borrower's leasehold interest in the Land under the Ground Lease;

     TOGETHER WITH all improvements of every nature whatsoever now or hereafter situated on the Land, and all fixtures and personal property of every nature whatsoever now or hereafter owned by Borrower and on, or used or intended to be used in connection with the Land or the improvements, or in connection with any construction thereon, including all extensions, additions, improvements, betterments, renewals, substitutions and replacements to any of the foregoing and all of the right, title and interest of Borrower in and to any such personal property or fixtures together with the benefit of any deposits or payments now or hereafter made on such personal property or fixtures by Borrower or on its behalf (the "Improvements");

     TOGETHER WITH all modifications, extensions and renewals of the Ground Lease, all credits, deposits, options, privileges and rights of Borrower as tenant thereunder, including, without limitation, the right, if any, to renew or extend the Ground Lease for a succeeding term or terms;

     TOGETHER WITH all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way now or hereafter belonging, relating or appertaining to the Land, and the reversions, remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Borrower of, in and to the same;

     TOGETHER WITH all income from the Premises to be applied against the Indebtedness; provided, however, that Borrower, so long as no Event of Default has occurred hereunder and is continuing, may collect income as it becomes due, pursuant to the terms of the Loan Agreement;

     TOGETHER WITH all interest of Borrower in all leases now or hereafter on the Premises, whether written or oral (the "Leases"), together with all security therefor and all monies payable thereunder, subject, however, to the conditional permission hereinabove given to Borrower to collect the rentals under any such Lease;

     TOGETHER WITH Borrower's right, title and interest in all fixtures and articles of personal property now or hereafter forming a part of or used in connection with the Land or the Improvements, including, but without limitation, any and all accounts, accounts receivable, air conditioners, antennae, appliances, apparatus, awnings, basins, bathtubs, bidets, boilers, bookcases, building materials, cabinets, carpets, chattel paper, contract rights, coolers, curtains, dehumidifiers, disposals, documents, doors, drapes, drafts, dryers, ducts, dynamos, elevators, engines, equipment, escalators, fans, fittings, floor coverings, furnaces, furnishings, furniture, general intangibles, hardware, heaters, humidifiers, incinerators, instruments, insurance policies, insurance and condemnation awards and proceeds, inventory, letters of credit, lighting, machinery, motors, notes, ovens, pipes, plans and specifications, plumbing, pumps, radiators, ranges, recreational facilities, refrigerators, rents, issues and profits, screens, security systems, service marks, shades, shelving, sinks, sound systems, sprinklers, stokers, stoves, televisions, toilets, trade names, trademarks, unearned premiums on insurance policies, ventilators, wall coverings, washers, windows, window coverings, wiring, and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to the Land or the Improvements in any manner; it being mutually agreed that all of the aforesaid property owned by Borrower and placed on the Land or the Improvements, so far as permitted by law, shall be deemed to be fixtures, a part of the realty, and security for the Indebtedness; notwithstanding the agreement hereinabove expressed that certain articles of property form a part of the realty covered by this Mortgage and be appropriated to its use and deemed to be realty, to the extent that such agreement and declaration may not be effective and that any of said articles may constitute goods (as said term is used in the Uniform Commercial Code), this instrument shall constitute a security agreement, creating a security interest in such goods, as collateral, in Lender as a secured party and Borrower as Debtor, all in accordance with said Uniform Commercial Code as more particularly set forth in Paragraph 15 hereof; and

     TOGETHER WITH all proceeds of the foregoing, including, without limitation, all judgments, awards of damages and settlements hereafter made resulting from condemnation proceeds or the taking of the Premises or any portion thereof under the power of eminent domain, any proceeds of any policies of insurance, maintained with respect to the Premises or proceeds of any sale, option or contract to sell the Premises or any portion thereof; and Borrower hereby appoints Lender its attorney-in-fact and authorizes Lender, at its option, on behalf of Borrower, or the successors or assigns of Borrower, to adjust, compromise, claim, collect and receive such proceeds, to give proper acquittances therefor and, after deducting expenses of collection, to apply the net proceeds as a credit upon any portion, as selected by Lender, of the Indebtedness, notwithstanding the fact that the same may not then be due or that the Indebtedness is otherwise adequately secured.

     TO HAVE AND TO HOLD the Premises, unto Lender, its successors and assigns, forever, for the purposes and upon the uses herein set forth together with all right to possession of the Premises after the occurrence of any Event of Default as hereinafter defined; Borrower hereby RELEASING AND WAIVING all rights under and by virtue of the homestead exemption laws of the State of Illinois.

     BORROWER COVENANTS that it holds a leasehold interest in the Land, that the same is unencumbered (except for the title exceptions referenced in Exhibit C hereto), and that it has good right, full power and lawful authority to convey and mortgage its leasehold interest in the same, and that it will warrant and forever defend its interest in the Land and the quiet and peaceful possession of the same against the lawful claims of all persons whomsoever.

     PROVIDED, NEVERTHELESS, that if Borrower shall pay in full when due the Indebtedness and shall timely perform and observe all of the provisions herein and in the Note and the other Loan Documents provided to be performed and observed by Borrower, then the lien of this Mortgage and the interest of Lender in the Premises shall be released at the cost of Borrower but shall otherwise remain in full force.

     BORROWER FURTHER REPRESENTS, WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

     1.   Ground Lease.
          ------------

          1.1  Leasehold Estate.
               ----------------

               1.1.1 That the Ground Lease is in full force and effect and unmodified;

               1.1.2 That all rents (including additional rents and other charges) reserved in said Ground Lease have been paid to the extent they were payable prior to the date hereof;

               1.1.3 That Lender shall have quiet and peaceful possession of the Premises following Lender's foreclosure of its security interests herein, and Borrower further agrees to defend the leasehold estate created under the Ground Lease for so long as any of the Indebtedness remains outstanding, against all and every person or persons lawfully claiming, or who may claim the same or any part thereof, subject to the payment of the rents in the Ground Lease reserved and subject to the performance and observance of all of the terms, covenants, conditions and warranties thereof;

               1.1.4 That there is no uncured default on the part of the Borrower, as lessee, or Landlord, as lessor, under the Ground Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of the lessee to be observed and performed. Further, no state of facts exist under the Ground Lease which, with the lapse of time or giving of notice, or both, would constitute a default thereunder.

          1.2  Payment of Ground Lease Expenses.  Borrower shall pay or cause to
               --------------------------------
     be paid all rents, additional rents, taxes, assessments, water rates, sewer rents, and other charges and impositions payable by the lessee under the Ground Lease for which provision has not otherwise been made in this Mortgage, when and as often as the same shall become due and payable. Borrower in every case will deliver, or cause to be delivered to Lender, a proper receipt for any such item so paid, within ten (10) days after Lender's request for a copy of any such receipt.

          1.3  Borrower's Covenants with Respect to Ground Lease.
               -------------------------------------------------

               1.3.1 Borrower at all times promptly and faithfully shall keep and perform, or cause to be kept and performed, all the covenants and conditions contained in the Ground Lease by the lessee under the Ground Lease to be kept and performed and in all material respects conform to and comply with the terms and conditions of the Ground Lease, and Borrower further covenants that it shall not do or permit anything which will impair or tend to impair the security of this Mortgage or will be grounds for declaring a forfeiture of the Ground Lease, and upon any such failure aforesaid, Borrower shall be subject to all of the rights and remedies granted Lender in this Mortgage.

               1.3.2 Without the prior written consent of Lender, which consent shall not be unreasonably withheld, Borrower shall not modify, extend or in any way alter the terms of the Ground Lease or cancel or surrender the Ground Lease, or waive, execute, condone or in any way release or discharge the lessor thereunder of or from the obligations, covenants, conditions and agreements by said lessor to be done and performed; and Borrower does expressly release, relinquish and surrender unto Lender all of its rights, power and authority to cancel, surrender, amend, modify or alter in any way the terms and provisions of the Ground Lease and any attempt on the part of Borrower to exercise any such right without the written approval and consent of Lender thereto being first had and obtained shall constitute an Event of Default under the terms hereof and the entire Indebtedness, at the option of Lender, shall become due and payable forthwith.

               1.3.3 Borrower shall not subordinate or consent to the subordination of the Ground Lease to any mortgage, security deed, deed of trust, lease or other interest in all or any part of the Premises without the written consent of Lender.

               1.3.4 Borrower shall give immediate notice to Lender of any default under the Ground Lease or of the receipt by it of any notice of default or of the exercise of any remedies relating to defaults or breach of the Ground Lease from the Landlord, and shall deliver copies of any and all such notices to Lender within five (5) days after the receipt thereof. Borrower also shall furnish Lender with any and all information that Lender may reasonably request concerning the Ground Lease including, but not limited to, Borrower's or Landlord's performance under the Ground Lease that is reasonably available to Borrower.

               1.3.5 Lender shall be entitled to take all actions necessary or desirable to cure any default by Borrower under the Ground Lease within the time provided by the terms of the Ground Lease for such purpose. Upon receipt by Lender from the Landlord of any written notice of default by Borrower under the Ground Lease, (i) Lender may rely thereon and take any action to cure such default even though the existence of such default or the nature thereof is questioned or denied by Borrower or by any party on behalf of Borrower, and (ii) Borrower hereby expressly grants to Lender, and agrees that Lender shall have, the absolute and immediate right to enter in and upon the Premises or any part thereof to such extent and as often as Lender, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Borrower. Lender may pay and expend such sums of money as Lender in its sole discretion deems necessary for any such purpose, and Borrower hereby agrees to pay to Lender, immediately and without demand, all such sums so paid and expended by Lender, together with interest thereon from the date of such payment at the Default Rate. All sums so paid and expended by Lender and the interest thereon shall be added to and be secured by the lien of this Mortgage.

               1.3.6 Borrower shall notify Lender of any acquisition of the fee title to the Land by Borrower. If Borrower obtains any further interest in the property covered by the Ground Lease, including such fee title, such interest shall be covered by this Mortgage and Borrower shall execute and deliver to Lender such additional documents as are reasonably necessary to perfect Lender's interest therein.

               1.3.7 No release or forbearance of any of Borrower's obligations under the Ground Lease, pursuant to the Ground Lease or otherwise, shall release Borrower from any obligations under this Mortgage, including, without limitation, release from the obligations with respect to the payment of rent as provided for in the Ground Lease and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Ground Lease, to be kept, performed and complied with by Borrower as provided therein.

               1.3.8 The provisions hereof shall be deemed to be obligations of Borrower in addition to Borrower's obligations under the Ground Lease; provided, however, that nothing in this Mortgage shall be construed as requiring the taking of or the committing to take any action by Borrower or Lender that would cause a default under the Ground Lease. The inclusion in this Mortgage of any covenants and agreements relating to similar matters under which Borrower is obligated under the Ground Lease shall not restrict or limit Borrower's duties and obligations to keep and perform promptly all of its covenants, agreements and obligations under the Ground Lease.

               1.3.9 Notwithstanding any of the rights of Lender respecting the Ground Lease as contained in this Paragraph 1 or otherwise in this Mortgage, Lender shall have no responsibility or obligation under the Ground Lease as a consequence of the acts or obligations of Borrower thereto or otherwise.

          1.4  Merger.  So long as any of the Indebtedness shall remain unpaid,
               ------
     unless Lender shall consent otherwise in writing, the fee title to the Land and the leasehold estate under the Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in the lessor or in the lessee, or in a third party, by purchase or otherwise; and Borrower covenants and agrees that, if it shall acquire the fee title, or any other estate, title or interest in the Premises covered by the Ground Lease, such estate shall be considered as mortgaged, assigned or conveyed to Lender and the lien hereof spread to cover such estate with the same force and effect as though specifically herein mortgaged, assigned or conveyed and spread. The provisions of this paragraph shall not apply if the holder of the Note acquires the fee of the Premises unless Lender shall so elect.

     2.   Payment of Indebtedness and Performance of Covenants.  Borrower shall
          ----------------------------------------------------
(a) pay the Indebtedness when due; and (b) punctually perform and observe all of the requirements of the Note, this Mortgage and the other Loan Documents. Borrower shall have the privilege of making prepayments on the principal of the Note (in addition to the required payments thereunder) in accordance with the terms and conditions set forth in the Note, but not otherwise.

     3.   Maintenance, Repair, Compliance with Law, Use, etc.  Borrower shall
          --------------------------------------------------
(a) keep the Premises in good condition and free from waste; (b) pay all operating costs of the Premises; (c) complete, within a reasonable time, any Improvements at any time in the process of erection upon the Premises; (d) comply with all requirements of law relating to the Premises or any part thereof by any governmental authority; (e) refrain from any action and correct any condition which would increase the risk of fire or other hazards to the Improvements; (f) comply with any restrictions of record with respect to the Premises and the use thereof; and observe and comply with any conditions necessary to preserve and extend any and all rights, licenses, permits (including, without limitation, zoning variances, special exceptions and nonconforming uses), privileges, franchises and concessions that are applicable to the Premises or its use and occupancy; and (g) cause the Premises to be managed in a competent and professional manner. Without the prior written consent of Lender, Borrower shall not cause, suffer or permit any (i) material alterations of the Premises except as required by law or except as permitted or required to be made by the terms of any Leases approved by Lender; (ii) change in the intended use or occupancy of the Premises for which the Improvements were constructed; (iii) change in the identity of the person or firm responsible for managing the Premises (other than as may be effected by the Manager (as defined in the Loan Agreement) without the requirement of obtaining the consent of Borrower pursuant to the terms of the Management Agreement (as defined in the Loan Agreement)); (iv) zoning reclassification with respect to the Premises; (v) unlawful use of, or nuisance to exist upon, the Premises; or (vi) granting of any easements, licenses, covenants, conditions or declarations of use against the Premises, other than use restrictions contained or provided for in Leases approved by Lender to the extent such approval is required pursuant to the Loan Documents.

     4.   Liens.
          -----

          4.1  Prohibition.  Subject to the provisions of Paragraph 5 hereof,
               -----------
     Borrower shall not create or suffer or permit any encumbrance to attach to or be filed against the Premises or any part thereof, excepting only (i) the lien of real estate taxes and assessments not due, (ii) any liens and encumbrances of Lender, and (iii) any other lien or encumbrance permitted by the terms hereof.

          4.2  Contest of Mechanics' Liens Claims.  Notwithstanding the
               ----------------------------------
     foregoing prohibition against encumbrances, Borrower may in good faith and with reasonable diligence contest or cause to be contested the validity or amount of any mechanics' lien and defer payment and discharge thereof during the pendency of such contest, provided that:

               4.2.1 Such contest shall not subject the Premises or any part thereof, or any interest therein, to sale or forfeiture to satisfy such mechanics' lien;

               4.2.2 Within ten (10) days after Borrower has been notified of the filing of such mechanics' lien, Borrower shall have notified Lender in writing of Borrower's intention to contest or cause to be contested such mechanics' lien; and

               4.2.3 Borrower shall have either obtained or cause to be obtained a title insurance endorsement over such mechanics' lien insuring Lender against loss by reason of the mechanics' lien or obtained or caused to be obtained a surety bond (with no rights of subrogation with respect thereto) that is sufficient to release such mechanics' lien and that is otherwise acceptable to Lender.

     5.   Taxes.
          -----

          5.1  Payment.  Borrower shall pay when due, all taxes, assessments and
               -------
     charges of every kind levied or assessed against the Premises or any interest therein or any obligation or instrument secured hereby, and all installments thereof (all herein generally called "Taxes"), whether or not assessed against Borrower, and Borrower shall furnish to Lender receipts therefor upon Lender's request for copies of the same; and shall discharge any claim or lien relating to taxes upon the Premises, other than matters expressly permitted by the terms hereof.

          5.2  Contest.  Notwithstanding the provisions of Paragraph 5.1, so
               -------
     long as no Event of Default has occurred, Borrower may contest such Taxes provided Borrower gives Lender written notice before the commencement of such contest, diligently pursues such contest, provides for adequate reserves for payment of such contested Taxes, pays all amounts customarily or required by law to be paid in connection with such contest and provides Lender with such security as Lender deems necessary or sufficient to assure Lender that Lender will not suffer any loss or damage whatsoever by reason of such contest and that the lien of this Mortgage will not be impaired.

     6.   Change in Tax Laws.  If, by the laws of the United States of America,
          ------------------
or of any state or municipality having jurisdiction over Lender, Borrower or the Premises, any tax is imposed or becomes due in respect of the issuance of the Note or the recording of this Mortgage, Borrower shall pay such tax in the manner required by such law. In the event that any law, statute, rule, regulation, order or court decree has the effect of deducting from the value of the Premises for the purpose of taxation any lien thereon, or imposing upon Lender the payment of the whole or any part of the taxes required to be paid by Borrower, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or the interest of Lender in the Premises, or the manner of collection of taxes, so as to affect this Mortgage, the Indebtedness or Lender, then Borrower, upon demand by Lender, shall pay such taxes, or reimburse Lender therefor on demand, unless Lender determines, in Lender's exclusive judgment, that such payment or reimbursement by Borrower is unlawful; in which event the Indebtedness shall be due within thirty (30) days after written demand by Lender to Borrower. Nothing in this Paragraph 6 shall require Borrower to pay any income, franchise or excise tax imposed upon Lender, excepting only such which may be levied against the income of Lender as a complete or partial substitute for taxes required to be paid by Borrower pursuant hereto.

     7.   Insurance Coverage.  Borrower will insure or cause to be insured the
          ------------------
Premises against such perils and hazards, and in such amounts and with such limits, as Lender may reasonably require from time to time, and in any event, will continuously maintain the following described policies of insurance (the "Insurance Policies"):

          7.1 Casualty insurance against loss and damage by all risks of physical loss or damage, including fire, windstorm, flood (to the extent available through the National Flood Insurance Program), earthquake (to the extent available and as described in Paragraph 7.5(iii) below) and other risks covered by the so-called extended coverage endorsement in amounts not less than ninety percent (90%) of the full insurable replacement value of all Improvements, fixtures and equipment from time to time on the Premises and bearing a replacement cost agreed amount endorsement;

          7.2 Comprehensive public liability insurance against death, bodily injury and property damage in an amount not less than Forty Million and 00/100 Dollars ($40,000,000.00) for bodily injury per person per occurrence and not less than Three Million and 00/100 Dollars ($3,000,000.00) for property damage liability per occurrence;

          7.3  [INTENTIONALLY LEFT BLANK];

          7.4 Rental or business interruption insurance in amounts not less than twelve (12) months anticipated gross rental income;

          7.5 Such other insurance in such amounts as Lender shall reasonably require from time to time including, without limitation, (i) flood insurance (including surface waters) if the Federal Insurance Administration (FIA) has designated the Premises to be in a special flood hazard area and has designated the community in which the Premises are located eligible for sale of subsidized insurance through the National Flood Insurance Program, first and second layer flood insurance when and as available; (ii) builder's risk insurance; (iii) insurance against earthquakes (including subsidence) to the extent the same is commonly available from recognized insurance companies and prudent owners of premises similarly situated or procuring such insurance (it being understood that the company or companies providing such coverage for the Premises must also be providing such coverage for other hotels in the "Marriott" system); and (iv) if available at commercially reasonably terms, insurance against risks of war and nuclear explosion, if such occurrences are commonly insured against by prudent owners of premises similarly situated, due regard being given to the site and type of the building, and the construction, location, utilities and occupancy or any replacements or substitutions therefor. In addition, upon the occurrence of any material change in the use, operation or value of the Premises, or in the availability of insurance in the area in which the Premises is located, Borrower shall, within thirty (30) days after demand by Lender, obtain such additional amounts and/or such other types of insurance as Lender may reasonably require.

     8.   Insurance Policies.  All Insurance Policies shall be in form,
          ------------------
companies and amounts reasonably satisfactory to Lender; provided, however, that all Insurance Policies shall be deemed reasonably satisfactory to Lender if such Insurance Policies contain such provisions and are in such form and are issued by such insurance companies licensed to do business in the State of Illinois, with a rating of "B" or better as established by Best's Rating (provided, further, that if any of such Insurance Policies is issued by a company with a "B" rating as established by Best's Rating, such company must also be providing similar coverage for other hotels in the "Marriott" system). All Insurance Policies shall (i) include, when available, non-contributing Lender endorsements in favor of and with loss payable to Lender, (ii) include standard waiver of subrogation endorsements, (iii) provide that the coverage shall not be terminated or materially modified without thirty (30) days' advance written notice to Lender, (iv) provide that no claims shall be paid thereunder without ten (10) days' advance written notice to Lender, and (v) provide that no act or thing done by Lender shall invalidate the policy against Lender. Borrower will deliver all certificates of insurance to Lender, and will deliver renewal or replacement certificates of insurance at least fifteen (15) days prior to the date of expiration of any policy. The requirements of the preceding sentence shall apply to any separate policies of insurance taken out by Borrower concurrent in form or contributing in the event of loss with the Insurance Policies. Insurance Policies maintained by tenants under the Leases, if in conformity with the requirements of this Mortgage and if reasonably approved by Lender, may be presented to Lender in satisfaction of Borrower's obligation to provide the insurance coverages provided by those Insurance Policies.

     9.   [INTENTIONALLY LEFT BLANK]

     10.  Proceeds of Insurance.
          ---------------------

          10.1 In the event of damage or destruction to the Premises or any portion thereof, whether insured or uninsured, Borrower promptly shall give written notice thereof to Lender and promptly shall commence and diligently shall continue to perform repair, restoration and rebuilding of the portion of the Premises so damaged or destroyed (hereinafter referred to as the "Work") to restore the Premises in full compliance with all Legal Requirements (as defined in the Loan Agreement) and so that the Premises shall be at least equal in value and quality and general utility as it was before the damage or destruction, and if the Work to be done is structural or if the cost of the Work as estimated by Lender shall exceed the sum of $500,000 (hereinafter referred to as "Major Work"), then Borrower shall, prior to the commencement of the Work, furnish or cause to be furnished to
     Lender: (i) complete plans and specifications for the Work (approved by all governmental authorities whose approval is required), for Lender's approval, which approval shall not be unreasonably withheld; which plans and specifications shall bear the signed approval thereof by an architect satisfactory to Lender (hereinafter referred to as the "Architect") and shall be accompanied by the Architect's signed estimate, bearing the Architect's seal, of the entire cost of completing the Work; (ii) certified or photostatic copies of all permits and approvals required by law in connection with the commencement and conduct of the Work; and (iii) a "fixed price" construction contract executed by a contractor approved by Lender, together with an assignment thereof to Lender consented to by such contractor, all for Lender's approval, which approval shall not be unreasonably withheld.

          10.2 Borrower shall not commence any of the Work until Borrower shall have complied with the applicable requirements referred to in Paragraph
     10.1 hereof, and after commencing the Work, Borrower shall perform the Work diligently in a good and workmanlike manner and in good faith in accordance with the plans and specifications referred to in Paragraph 10.1(i) hereof, if applicable, and in compliance with all applicable laws.

     11.  Disbursement of Insurance Proceeds.
          ----------------------------------

          11.1 Each casualty insurance policy shall provide that the proceeds thereof shall be paid in accordance with the provisions hereof. Borrower promptly shall deliver to Lender any proceeds that are paid directly to Borrower by the casualty insurance carrier. All proceeds delivered to Lender, together with all proceeds paid directly to Lender on account of damage or destruction to the Premises, less the cost, if any, to Lender of such recovery and of paying out such proceeds (including, without limitation, reasonable attorneys' fees and all costs allocable to inspecting the Work and reviewing the plans and specifications therefor), in Lender's discretion, upon the written request of Borrower and subject to the provisions of Paragraphs 10 and 11 hereof, may be applied by Lender to the payment of the cost of the Work referred to in Paragraph 10.1 hereof and shall be paid out from time to time on behalf of Borrower directly to the contractor, subcontractors, materialmen, laborers, engineers, architects and other persons rendering services or materials in connection with the Work, as such Work progresses, except as otherwise hereinafter provided, but subject to the following conditions, any of which Lender may waive:

               11.1.1 If the Work to be done is structural or if it is Major Work, as determined by Lender, the Architect shall be in charge of the Work.

               11.1.2 Each request for payment shall be made at least ten days before the requested date of disbursement and shall be accompanied by a certificate of the Architect, if the Work is structural or Major Work, as determined by Lender, or a certificate of an officer of the General Partner of Borrower, if the Work is not structural or Major Work, stating that (1) all of the Work completed has been done in a good and workmanlike manner and in compliance with the approved plans and specifications, if any be required under Paragraph 10.1(i) hereof, and in accordance with all provisions of law; (2) the sum requested is justly required to reimburse Borrower for payments by Borrower to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials in connection with the Work (giving a brief description of such services and materials), that the requested sum and such Work have not been included in any other request for payment made by Borrower hereunder, and that when added to all sums previously paid out by Lender, if any, does not exceed the value of the Work done to the date of such certificate; and (3) the amount of proceeds remaining in the hands of Lender together with other funds otherwise available to Borrower, will be sufficient on completion of the Work to pay for the same in full (giving, in such reasonable detail as Lender may require, an estimate of the cost of such completion and if such other funds are required, including a certificate of a financial officer of Borrower, as to the sources of such funds).

               11.1.3 Each request for payment shall be accompanied by waivers or releases of liens, satisfactory to Lender, covering that part of the Work previously paid for, if any, and by a search prepared by a title company or by other evidence satisfactory to Lender, that there has not been filed with respect to the Premises or any part thereof, any mechanic's lien, security interest or other lien or instrument for the retention of title not discharged of record (by bonding or otherwise) in respect of any part of the Work and that there exist no encumbrances on or affecting the Premises or any part thereof, other than those that may have been approved by Lender.

               11.1.4 The Ground Lease shall not have been cancelled, nor contain any still exercisable right to cancel, due to such damage or destruction.

               11.1.5  There shall be no Event of Default.

               11.1.6 Before commencement of any Work and at any time during such Work, if the estimated cost of such Work, as determined by Lender, exceeds the amount of proceeds theretofore received by Lender with respect to such Work which has not been disbursed, the amount of such excess shall be paid by Borrower to Lender, upon demand, to be added to the funds to be disbursed for the Work.

               11.1.7 Lender may retain ten percent of the requested funds to be used for the Work until such Work is fully completed.

               11.1.8 The request for any payment after the Work has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy and operation of the Premises legal.

          11.2 Upon completion of the Work and payment in full therefor, or upon failure on the part of Borrower promptly to commence or diligently to continue the Work, or at any time upon request by Borrower, Lender may apply the amount of any proceeds then or thereafter in the hands of Lender to the payment of the Indebtedness in which event said amounts shall be applied in the manner set forth in Section 2.8 of the Note with respect to "Prepayments" (as such term is defined in the Note), provided, however, that nothing herein contained shall prevent Lender from applying at any time the whole or any part of such proceeds to the Indebtedness after the occurrence of any Event of Default in the order set forth in Paragraph 21 hereunder. Nothing contained in this Paragraph 11 shall be construed to limit Borrower's right to prepay the Loan in accordance with the terms of the Loan Agreement using the proceeds to the extent available.

          11.3 If the Work to be done is not structural and is not Major Work, both as determined by Lender, then the proceeds may be paid to Borrower to be applied toward the cost of the Work, subject to the provisions of Paragraphs 10 and 11 hereof, other than those applicable to structural or Major Work.

          11.4 If within 120 days after the occurrence of any damage or destruction to the Premises or any portion thereof requiring structural work or Major Work in order to restore the Premises, Borrower shall not have submitted to Lender and received Lender's approval of plans and specifications for the repair, restoration and rebuilding of the Premises so damaged or destroyed, as approved by the Architect and by all governmental authorities whose approval is required, or if, after such plans and specifications are approved by all such governmental authorities, other parties and Lender, Borrower shall fail promptly to commence such repair, restoration and rebuilding, or if thereafter

     Borrower fails diligently to continue such repair, restoration and rebuilding or is delinquent in the payment to mechanics, materialmen or others of the costs incurred in connection with such Work, or, in the case of any damage or destruction to the Premises or any part thereof requiring neither structural work nor Major Work in order to restore the Premises, as determined by Lender, if Borrower shall fail promptly to repair, restore and rebuild the Premises so damaged or destroyed, or if Borrower in any other respect fails to comply with its restoration obligations under Paragraphs 10 and 11, then, in addition to all other rights herein set forth, and after giving Borrower ten days' written notice of the nonfulfillment of one or more of the foregoing conditions, Lender, or any lawfully appointed receiver of the Premises, may, at their respective options, perform or cause to be performed such repair, restoration and rebuilding, and may take such other steps as they deem advisable to perform such Work; provided, however, that Lender shall be permitted to give such shorter notice (and in such manner) as is reasonably practical in the case of emergency or other special circumstances. Borrower hereby waives, for Borrower and all others holding under Borrower, any claim against Lender and such receiver arising out of anything done by Lender or such receiver pursuant to this Paragraph 11.4 and Lender may apply all or a portion of the proceeds (without the need to fulfill any other requirements of this Paragraph 11) to reimburse Lender, and/or such receiver, for all amounts expended or incurred by them, respectively, in connection with the performance of such Work, and any excess costs shall be paid by Borrower to Lender upon demand.

     12.  Condemnation and Eminent Domain.
          -------------------------------

          12.1 If all or any part of the Premises valued at greater than $500,000 shall be damaged, diminished in value or taken through condemnation proceedings, or if a consent settlement is entered or a transfer is made under threat of such proceedings, either temporarily or permanently, Lender shall be entitled to all compensation, awards and other payments or relief therefor to which Borrower is entitled and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Borrower's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights, actions and proceedings, and the right thereto, are hereby assigned by Borrower to Lender. After deducting from such condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, Lender shall apply the net proceeds to the reconstruction, restoration and repair of the Premises if the conditions of Paragraphs 10.1 and 11.1 hereof are met or to the payment of the Indebtedness outstanding at the time. Any such proceeds actually received by Lender and not required to reconstruct the Premises or to satisfy the conditions set forth in Paragraphs 10.1 and
     11.1 hereof shall be kept by Lender after expiration of the lien period for the work of reconstruction for application to the Indebtedness outstanding at such time, in which event said amounts shall be applied in the manner set forth in Section 2.8 of the Note with respect to Prepayments; provided, however, that nothing herein contained shall prevent Lender from applying at any time the whole or any part of such proceeds to the Indebtedness after the occurrence of any Event of Default, in the order set forth in Paragraph 21 hereinbelow. Borrower agrees to execute such further assignments of any compensation, awards, damages, claims, rights, actions and proceedings as Lender may require. Lender shall not be held responsible for any failure to collect any amount in connection with any such proceeding regardless of the cause of such failure.

          12.2 If any part of the Premises valued at less than $500,000 is damaged, diminished in value or taken through condemnation proceedings, or if a consent settlement for such amount less than $500,000 is entered or a transfer is made under threat of such proceedings, either temporarily or permanently, then, provided an Event of Default shall not have occurred, Borrower shall be entitled to receive all such compensation, awards and other payments or relief therefor to which Borrower is entitled, and to commence, appear in and prosecute any action or proceeding relating to any such condemnation, and to settle or compromise any such claim in connection therewith.

     13.  Assignment of Rents, Leases and Profits.  To further secure the
          ---------------------------------------
Indebtedness, Borrower hereby assigns unto Lender all of the rents, leases and income now or hereafter due under any Leases, it being the intention hereby to establish an absolute transfer and assignment of all such Leases, rents and income thereunder, to Lender. Borrower hereby irrevocably appoints Lender its attorney-in-fact (this power of attorney and any other powers of attorney granted herein are powers coupled with an interest and cannot be revoked, modified or altered without the written consent of Lender) with or without taking possession of the Premises as provided in Paragraph 19 hereof, to lease any portion of the Premises to any party upon such terms as Lender shall determine, and to collect all rents due under each of the Leases, with the same rights and powers and subject to the same immunities, exoneration of liability and rights of recourse and indemnity as Lender would have upon taking possession pursuant to the provisions of Paragraph 19 hereof. Borrower represents that (other than customary advance deposits) no rent has been paid by any person in possession of any portion of the Premises for more than one installment in advance and that no payment of the rents for any portion of the Premises has been or will be waived, reduced or otherwise discharged or compromised by Borrower. Borrower waives any rights of set-off against any person in possession of any portion of the Premises. Borrower agrees that it will not assign any of the rents or profits of the Premises, except to a purchaser or grantee of the Premises. Nothing herein contained shall be construed as constituting Lender a mortgagee in possession in the absence of the taking of actual possession of the Premises by Lender pursuant to Paragraph 19 hereof. Borrower expressly waives all liability of Lender in the exercise of the powers herein granted Lender. Borrower shall assign to Lender all future leases upon any part of the Premises and shall execute and deliver, at the request of Lender, all such further assurances and assignments in the Premises as Lender shall require from time to time. Although the assignment contained in this Para graph is a present assignment, Lender shall not exercise any of the powers conferred upon it by this Paragraph until an Event of Default shall exist under this Mortgage. Provided that no Event of Default exists and no event has occurred that with notice, or lapse of time or both would constitute an Event of Default, Borrower shall have the right under a license granted hereby and Lender hereby grants to Borrower a license to collect all of the rents arising from or out of the

Leases or any renewals or extensions thereof, or from or out of the Premises or any part thereof, but only as trustee for the benefit of Lender. So long as no Event of Default exists and no event has occurred that with notice, or lapse of time or both would constitute an Event of Default, Borrower may use the rents in any manner not inconsistent with the Loan Documents. The license granted hereby shall be revoked automatically upon the occurrence of an Event of Default or any event that with notice, or lapse of time or both would constitute an Event of Default. Within thirty (30) days of Lender's written demand, Borrower will furnish Lender with executed copies of each of the Leases and with estoppel letters from each tenant in a form reasonably satisfactory to Lender. If Lender requires that Borrower execute and record a separate assignment of rents or separate assignments of any of the Leases to Lender, the terms of those assignments shall control in the event of a conflict with the terms of this Mortgage.

     14.  Observance of Lease Assignment.  Borrower agrees that Borrower shall
          ------------------------------
not terminate or modify any of the Major Leases without Lender's prior written consent; or if Borrower shall suffer such event to occur then such event shall constitute an Event of Default and at the option of Lender, and upon notice to Borrower, the Indebtedness shall become due as in the case of other Events of Default.

     15.  Security Agreement.  Borrower and Lender agree that this Mortgage
          ------------------
shall constitute a Security Agreement within the meaning of the Illinois Uniform Commercial Code (hereinafter referred to as the "Code") with respect to (i) all sums at any time on deposit for the benefit of Lender or held by the Lender (whether deposited by or on behalf of Borrower or anyone else) pursuant to any of the provisions of the Mortgage or the other Loan Documents and (ii) with respect to any personal property included in the granting clauses of this Mortgage, which personal property may not be deemed to be affixed to the Premises or may not constitute a "fixture" (within the meaning of Section 9-313 of the Code) (which property is hereinafter referred to as "Personal Property"), and all replacements of, substitutions for, additions to, and the proceeds thereof (all of said Personal Property and the replacements, substitutions and additions thereto and the proceeds thereof being sometimes hereinafter collectively referred to as the "Collateral"), and that a security interest in and to the Collateral is hereby granted to the Lender, and the Collateral and all of Borrower's right, title and interest therein are hereby assigned to Lender, all to secure payment of the Indebtedness. All of the provisions contained in this Mortgage pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Premises; and the following provisions of this Paragraph shall not limit the applicability of any other provision of this Mortgage but shall be in addition thereto. Subject to the rights of Borrower pursuant to the last sentence of Section 9.3 of the Loan
Agreement:

          15.1 Borrower (being the Debtor as that term is used in the Code) is and will be the true and lawful owner of the Collateral, subject to no liens, charges or encumbrances other than the lien hereof, other liens and encumbrances benefitting Lender and no other party, and liens and encumbrances, if any, expressly permitted by the other Loan Documents.

          15.2 The Collateral is to be used by Borrower solely for business purposes.

          15.3 The Collateral will be kept at the Land and, except for Obsolete Collateral (as hereinafter defined), will not be removed therefrom without the consent of Lender (being the Secured Party as that term is used in the Code). The Collateral may be affixed to the Land but will not be affixed to any other real estate.

          15.4 The only persons having any interest in the Premises are Landlord, Borrower, Lender and holders of interests, if any, expressly permitted hereby.

          15.5 No Financing Statement (other than Financing Statements showing Lender as the sole secured party, or with respect to liens or encumbrances, if any, expressly permitted hereby) covering any of the Collateral or any proceeds thereof is on file in any public office except pursuant hereto; and Borrower, at its own cost and expense, upon demand, will furnish to Lender such further information and will execute and deliver to Lender such financing statements and other documents in form satisfactory to Lender and will do all such acts as Lender may request at any time or from time to time or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Indebtedness, subject to no other liens or encumbrances, other than liens or encumbrances benefitting Lender and no other party and liens and encumbrances (if any) expressly permitted hereby; and Borrower will pay the cost of filing or recording such financing statements or other documents, and this instrument, in all public offices wherever filing or recording is deemed by Lender to be desirable.

          15.6 Upon an Event of Default hereunder, Lender shall have the remedies of a secured party under the Code, including, without limitation, the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose, so far as Borrower can give authority therefor, with or without judicial process, may enter (if this can be done without breach of the peace) upon any place which the Collateral or any part thereof may be situated and remove the same therefrom (provided that if the Collateral is affixed to real estate, such removal shall be subject to the conditions stated in the Code); and Lender shall be entitled to hold, maintain, preserve and prepare the Collateral for sale, until disposed of, or may propose to retain the Collateral subject to Borrower's right of redemption upon satisfaction of Borrower's obligations, as provided in the Code. Lender may render the Collateral unusable without removal and may dispose of the Collateral on the Premises. Lender may require Borrower to assemble the Collateral and make it available to Lender for its possession at a place to be designated by Lender which is reasonably convenient to both parties. Lender will give Borrower at least twenty (20) days' notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition thereof is made. The requirements of reasonable notice shall be met if such notice is mailed, by certified United States mail or equivalent, postage prepaid, to the address of Borrower hereinafter set forth at least twenty (20) days before the time of the sale or disposition. Lender may buy the Collateral at any public sale. Lender may buy at private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. Any such sale may be held in conjunction with any foreclosure sale of the Premises. If Lender so elects, the Collateral and Borrower's leasehold interest in the Land may be sold as one lot. The net proceeds realized upon any such disposition, after deduction for the expenses of retaking, holding, preparing for sale, selling and the reasonable attorneys' fees and legal expenses incurred by Lender, shall be applied against the Indebtedness in such order or manner as Lender shall select. Lender will account to Borrower for any surplus realized on such disposition.

          15.7 The terms and provisions contained in this Paragraph 15, unless the context otherwise requires, shall have the meanings and be construed as provided in the Code.

          15.8 This Mortgage is intended to be a financing statement within the purview of Section 9-402(6) of the Code with respect to the Collateral and the goods described herein, which goods are or may become fixtures relating to the Premises. The addresses of Borrower (Debtor) and Lender (Secured Party) are hereinabove set forth. This Mortgage is to be filed for recording with the Recorder of Deeds of the county or counties where the Premises are located. Borrower is the owner of a leasehold interest in the Land and is the owner of the balance of the Premises.

          15.9 To the extent permitted by applicable law, the security interest created hereby is specifically intended to cover all Leases between Borrower or its agents as lessor, and various tenants named therein, as lessee, including all extended terms and all extensions and renewals of the terms thereof, as well as any amendments to or replacement of said Leases, together with all of the right, title and interest of Borrower, as lessor thereunder.

          15.10 If Lender requires that Borrower execute and record a separate security agreement, the terms of that security agreement shall control in the event of a conflict with the terms of this Mortgage.

     16.  Restrictions on Transfer.  (a) Borrower, without the prior written
          ------------------------
consent of Lender, shall not effect, suffer or permit any "Prohibited Transfer" (as defined herein). Subject to Section 9.1 of the Loan Agreement, any conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest or other encumbrance or alienation (or any agreement to do any of the foregoing) of any of the following properties or interests shall constitute a "Prohibited Transfer":

          16.1 The Premises or any personal property or any part thereof or interest therein, excepting only (i) sales or other dispositions of Collateral (herein called "Obsolete Collateral") no longer useful in connection with the operation of the Premises, provided that prior to the sale or other disposition thereof, such Obsolete Collateral has been replaced by Collateral of at least equal value and utility which is subject to the lien hereof with the same priority as with respect to the Obsolete Collateral, and (ii) the granting of utility easements not adversely affecting the value of the Premises to the extent otherwise permitted under this Mortgage;

          16.2 Any shares of capital stock of a corporation which is a general partner in Borrower, or a corporation which is the owner (directly or through intervening entities) of substantially all of the capital stock of any corporation which is a general partner of Borrower (other than to a transferee that is directly or indirectly wholly owned by the same ultimate parent as the transferor, and further excepting the transfer of shares of capital stock of a corporation whose stock is publicly traded on a national securities exchange or on the National Association of Securities Dealers' Automated Quotation System);

          16.3 All or any part of any general partnership interest in Borrower or any beneficial ownership interests (directly or indirectly) in any general partner of Borrower excepting, however, transfers of such general partnership interests or such beneficial ownership interests to a transferee that is directly or indirectly wholly owned by the same ultimate parent as the transferor;

in each case whether any such conveyance, sale, assignment, transfer, lien, pledge, mortgage, security interest, encumbrance or alienation is effected directly, indirectly (including the nominee agreement), voluntarily or involuntarily, by operation of law or otherwise; provided, however, that the foregoing provisions of this Paragraph 16 shall not apply (i) to liens of Lender securing the Indebtedness, (ii) to the lien of current taxes and assessments not in default, or (iii) to any transfers of the Premises, or part thereof, or interest therein, or any beneficial interests, or shares of stock or partnership or joint venture interests, as the case may be, by or on behalf of an owner thereof who is deceased or declared judicially incompetent, to such owner's heirs, legatees, devisees, executors, administrators, estate or personal representatives.

     (b) In determining whether or not to amend and restate the loan secured hereby, Lender evaluated the background and experience of Borrower and the general partners thereof in owning and operating property such as the Premises, found it acceptable and relied and continues to rely upon same as the means of maintaining the value of the Premises which is Lender's security for the Note. Borrower and its general partners are well experienced in borrowing money and owning and operating property such as the Premises, were ably represented by a licensed attorney at law in the negotiation and documentation of the loan secured hereby and bargained at arm's length and without duress of any kind for all of the terms and conditions of the loan, including this provision. Borrower recognizes that Lender is entitled to keep its loan portfolio at current interest rates by either making new loans at such rates or collecting assumption fees and/or increasing the interest rate on a loan, the security for which is purchased by a party other than the original Borrower. Borrower further recognizes that any secondary junior financing placed upon the Premises, (a) may divert funds which would otherwise be used to pay the Note secured hereby; (b) could result in acceleration and foreclosure by any such junior encumbrancer which would force Lender to take measures and incur expenses to protect its security; (c) would detract from the value of the

Premises should Lender come into possession thereof with the intention of selling same; and (d) would impair Lender's right to accept a deed in lieu of foreclosure, as a foreclosure by Lender would be necessary to clear the title to the Premises. In accordance with the foregoing and for the purposes of (i) protecting Lender's security, both of repayment and of value of the Premises;
(ii) giving Lender the full benefit of its bargain and contract with Borrower;
(iii) allowing Lender to raise the interest rate and collect assumption fees; and (iv) keeping the Premises free of subordinate financing liens, Borrower agrees that if this Paragraph 16 is deemed a restraint on alienation, that it is a reasonable one.

     17.  Events of Default. If one or more of the following events (herein
          -----------------
called "Events of Default") shall occur:

          17.1 If any default is made in the payment of the monies required under the Note, under this Mortgage or under the other Loan Documents within five (5) days after the due date thereof;

          17.2 Except as provided under Paragraphs 17.3, 17.4 and 17.5 hereof, if default shall exist for any reason other than the non-payment of money hereunder or under any other document or instrument regulating, evidencing, securing or guarantying any of the Indebtedness, including, but not limited to, any of the Loan Documents, and in each case after the expiration of the applicable cure period or if no express cure period is provided, then in each case, if such default shall continue for thirty (30) days after notice thereof by Lender to Borrower; provided, however, that if such default is such that it cannot reasonably be cured within such 30-day period, then an Event of Default shall occur if Borrower fails to commence the cure of such default within such 30-day period or thereafter fails to diligently pursue such efforts to completion, provided, further, that in no event shall the amount of time permitted for any such cure exceed 90 days after such failure shall occur.

          17.3  The occurrence of a Prohibited Transfer;

          17.4 If any of the information contained in any documentation provided to Lender by Borrower in conjunction with the Indebtedness shall not be true, accurate and complete in all material respects;

          17.5 If or upon, as the case may be, (and for the purpose of this subparagraph 17.5 only, the term Borrower shall mean not only Borrower, but also any general partner of Borrower which is a partnership and each person who, as guarantor, co-maker or otherwise, shall be or become liable for or obligated upon all or any part of the Indebtedness or any of the covenants or agreements contained herein):

                17.5.1 Borrower shall file a voluntary petition in bankruptcy or for relief under the federal Bankruptcy Act or any similar state or federal law;

               17.5.2 Borrower shall file a pleading in any proceeding admitting insolvency;

               17.5.3 Within sixty (60) days after the filing against Borrower of any involuntary proceeding under the federal Bankruptcy Act or similar state or federal law, such proceedings shall not have been vacated;

               17.5.4 A substantial part of Borrower's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, unless such attachment, seizure, writ, warrant or levy is vacated within sixty (60) days;

               17.5.5 Borrower shall make an assignment for the benefit of creditors or shall consent to the appointment of a receiver or trustee or liquidator of all or the major part of its property, or the Premises; or

               17.5.6 Any order appointing a receiver, trustee or liquidator of Borrower or all or a major part of Borrower's property or the Premises is not vacated within sixty (60) days following the entry thereof;

               17.5.7 The admission in writing by Borrower that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature;

               17.5.8 The liquidation, termination or dissolution of Borrower; provided, however, that a merger of either general partner of Borrower into an entity that is directly or indirectly controlled by the same ultimate parent as such general partner shall not constitute a liquidation, termination, or dissolution of such general partner;

               17.5.9 The amendment or modification in any manner of the articles of incorporation, bylaws, articles of partnership, certificate of partnership or other charter or enabling documents of Borrower that would adversely affect Lender and which is without Lender's prior written consent;

          17.6 The failure of Borrower to make any deposit of funds or instruments required under this Mortgage or under any of the other Loan Documents, within the time period provided, or if no time period has been provided, within five (5) days after written demand therefor from Lender;

          17.7 The existence of any material encroachment onto the Premises which (a) has occurred without the prior written consent of Lender, and (b) is not removed or corrected to Lender's reasonable satisfaction within sixty (60) days after the earlier to occur of (i) Lender's written notice to Borrower of the existence thereof, or (ii) Borrower's discovery thereof;

          17.8 Subject to Borrower's rights as provided in Paragraph 4 hereof, the filing of any claim of lien or encumbrance against the Premises, or any part thereof, if such claim of lien or encumbrance has not been vacated or dismissed within thirty (30) days after such claim was filed.

          17.9 Subject to the provisions of Paragraphs 10, 11 and 12 hereof the demolition, destruction, or substantial damage of the Premises such that, in Lender's reasonable judgment, the Premises cannot be restored or rebuilt with available funds (including insurance proceeds which Borrower has the right to use under the terms of this Mortgage for such purpose) to a profitable condition within a reasonable time;

          17.10 The obtaining by any person or entity of an order or decree in any court enjoining or prohibiting Borrower or Lender from performing the Loan Agreement, which order or decree is not vacated and which proceedings are not discontinued within sixty (60) days after the granting of such order or decree;

          17.11 The neglect, failure, or refusal of Borrower to keep in full force and effect any permit, license, consent or approval required for the full occupancy, operation and utilization of the Premises or the curtailment in availability to the Premises of utilities or other public services necessary for the full occupancy, operation and utilization of the Premises;

          17.12 The commencement of proceedings by any public or quasi-public body of competent jurisdiction to acquire the Premises, or any portion thereof or any interest therein (other than a portion that, in Lender's judgment, renders the remaining portion of the Premises a complete economic unit having equivalent value to the Premises as it existed prior to the taking) pursuant to eminent domain or condemnation powers, and (i) such proceedings are not dismissed within thirty (30) days, or (ii) Borrower fails to make a deposit with Lender in an amount sufficient to protect Lender's security under this Mortgage;

          17.13 The occurrence of an "Event of Default" by Borrower as defined in the Ground Lease or the subordination of the Ground Lease to the lien of any mortgage of the fee interest in the Land;

          17.14 The occurrence of an Event of Default under any of the other Loan Documents.

     then Lender, at its option and without affecting the lien hereby created or the priority of said lien or any other right of Lender hereunder, may declare, without further notice, all Indebtedness immediately due with interest thereon at the Default Rate, whether or not such Event of Default is thereafter remedied by Borrower, and Lender may immediately proceed to foreclose this Mortgage and to exercise any right provided by this Mortgage, the Note, the other Loan Documents or otherwise.

     18.  Foreclosure.  Upon the occurrence of an Event of Default, Lender shall
          -----------
have the right to foreclose the lien hereof in accordance with the Illinois Mortgage Foreclosure Act, Ill. Rev. Stat. ch. 110, para. 15-1101 (1987), 735 ILCS 5/15-1101 (1992), et seq. (the "Act") and to exercise any other remedies of
                       -- ---
Lender provided in the Note, this Mortgage, the other Loan Documents, or which Lender may have at law, in equity or otherwise. In any suit to foreclose the lien hereof, there shall be allowed and included as additional Indebtedness in the decree of sale, all expenditures and expenses which may be paid or incurred by or on behalf of Lender for attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute such suit or to evidence to bidders at sales which may be had pursuant to such decree the true conditions of the title to or the value of the Premises, and any other expenses and expenditures which may be paid or incurred by or on behalf of Lender and permitted by the Act to be included in such decree. All expenditures and expenses of the nature mentioned in this Paragraph, and such other expenses and fees as may be incurred in the protection of the Premises and rents and income therefrom and the maintenance of the lien of this Mortgage, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Mortgage, the Note or the Premises, including probate and bankruptcy proceedings, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

     19.  Right of Possession.  Upon the occurrence of an Event of Default,
          -------------------
Borrower shall surrender to Lender, forthwith upon demand of Lender, and Lender shall be entitled to be placed in possession of the Premises as provided in the Act, and Lender, in its discretion and pursuant to court order, may enter upon and take and maintain possession of all or any part of the Premises, together with all documents, books, records, papers and accounts of Borrower or the then owner of the Premises and the owner of the leasehold interest in the Land relating thereto, and may exclude Borrower, such owner, and any agents and servants thereof wholly therefrom and, on behalf of Borrower or such owner, or in its own name as Lender and under the powers herein granted may:

          19.1 hold, operate, manage and control all or any part of the Premises and conduct the business, if any, thereof, either personally or by its agents, with full power to use such measures, legal or equitable, as Lender may deem necessary to collect and enforce the payment of the rents, issues, deposits, profits and avails of the Premises, including, without limitation, to bring actions for recovery of rent, in forcible detainer, and in distress for rent, all without notice to Borrower;

          19.2 cancel or terminate any Lease or sublease of all or any part of the Premises for any cause or on any ground that would entitle Borrower or Lender to cancel the same;

          19.3 elect to disaffirm and terminate any Lease or sublease of all or any part of the Premises made subsequent to this Mortgage without Lender's prior written consent;

          19.4 extend or modify any then existing Leases and make new Leases of all or any part of the Premises, which extensions, modifications, and new Leases may provide for terms, or for options to extend or renew terms, to expire on dates beyond the maturity date of the loan evidenced by the Note and the issuance of a deed to a purchaser at a foreclosure sale, it being understood and agreed that any such Leases, and the options or other such provisions to be contained therein, shall be binding upon Borrower, all persons whose interests in the Premises are subject to the lien hereof, and the purchaser at any foreclosure sale, notwithstanding any redemption from sale, reinstatement, discharge of the Indebtedness, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any such purchaser;

          19.5 make all necessary or proper repairs, decoration renewals, replacements, alterations, additions, betterments and improvements in connection with the Premises as may seem judicious to Lender, to insure and reinsure the Property and all risks incidental to Lender's possession, operation, and management thereof, and to receive all rents, issues, deposits, profits and avails therefrom; and

          19.6 apply the net income, after allowing a reasonable fee for the collection thereof and for the management of the Premises, to the payment of Taxes, Premiums and other charges applicable to the Premises, or in reduction of the Indebtedness in such order and manner as Lender shall select.

Without limiting the generality of the foregoing, Lender shall have all power, authority and duties as provided in the Act. Nothing herein contained shall be construed as constituting Lender a mortgagee in possession in the absence of the actual taking of possession of the Premises by Lender.

     20.  Receiver.  Upon the occurrence of an Event of Default or at any time
          --------
thereafter, Lender, at Lender's sole option, may seek and petition the court for the appointment of a receiver of the Premises pursuant to the Act. Such appointment may be made either before or after sale, without notice, without regard to solvency or insolvency of Borrower at the time of application for such receiver, and without regard to the then value of the Premises or whether or not the same shall be then occupied as a homestead; and Lender hereunder or any employee or agent thereof may be appointed as such receiver. Such receiver shall have all powers and duties prescribed by the Act, including, but not limited to, the power to make leases to be binding upon all parties, including the mortgagor, the purchaser at a sale pursuant to a judgment of foreclosure and any person acquiring an interest in the Premises after entry of a judgment of foreclosure, all as provided in the Act. In addition, such receiver shall also have the power to extend or modify any then existing leases, which extensions and modifications may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the Note and beyond the date the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other provisions to be contained therein, shall be binding on Borrower and all the persons whose interest in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption, reinstatement, discharge of the Indebtedness, satisfaction of any foreclosure judgment, or issuance of any certificate of sale or deed to any purchaser. In addition, such receiver shall have the power to collect the rents, issues and profits of the Premises during the pendency of such foreclosure suit and, in case of a sale and deficiency, during the full statutory period of redemption, if any, whether or not there is a redemption, as well as during any further times when Borrower, except for the intervention of such receiver, would be entitled to collection of such rents, issues and profits, and such receiver shall have all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of said period. The court, from time to time, may authorize the receiver to apply the net income from the Premises in payment in whole or in part of: (a) the Indebtedness or the indebtedness secured by a decree foreclosing this Mortgage, or any tax, special assessment, or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to the foreclosure sale; or (b) the deficiency in case of a sale and deficiency.

     21.  Distribution of Proceeds of Foreclosure Sale.  Except to the extent
          --------------------------------------------
otherwise required by the Act and except as provided in the Ground Lease, the proceeds of any foreclosure sale of the Premises (and any condemnation or insurance proceeds which are applied to the Indebtedness following the occurrence of an Event of Default) shall be distributed and applied in the following order of priority:

          FIRST, to the payment of all costs and expenses, fees, commissions and
          -----
     taxes of such sale, collection or other realization, including any amounts owed to Lender pursuant to Section 2.12 of the Note, any portion of the Lender's Expenses or the Restructuring Fee (to the extent not previously paid), compensation to Lender's agents, and Lender's reasonable attorneys' fees, and all expenses or advances made by Lender in connection therewith, together with interest on each such amount at the Default Rate then in effect, from and after the date such amount is due, owing or unpaid until paid in full;

          SECOND, to the indefeasible payment in full in cash of all accrued and
          ------
     unpaid Contract Rate Interest and any and all other accrued and unpaid interest (other than Additional Accrued Interest) owing by Borrower under or in connection with this Mortgage or the other Loan Documents, together with interest on each such amount at the Default Rate then in effect, from and after the date such amount is due, owing and unpaid until paid in full.

          THIRD, to the indefeasible payment in full in cash of all accrued and
          -----
     unpaid Additional Accrued Interest, together with interest on each such amount at the Default Rate from and after the date such amount is due, owing or unpaid until paid in full;

          FOURTH, to the indefeasible payment in full in cash of principal owing
          ------
     by Borrower under or in connection with this Mortgage or the other Loan Documents, together with interest on each such amount at the Default Rate then in effect, from and after the date such amount is due, owing or unpaid until paid in full; and

          FIFTH, any surplus then remaining from such proceeds shall be paid to
          -----
     Borrower, or its successor or assigns, or to whomever may be lawfully entitled to receive such proceeds or as a court of competent jurisdiction may direct.

     22.  Insurance Proceeds Prior to Foreclosure Sale.  All rights and powers
          --------------------------------------------
of Lender under Paragraphs 10 and 11 hereof, from and after the entry of judgment of foreclosure, shall continue in the Lender as decree creditor until confirmation of sale. In case of an insured loss after foreclosure proceedings have been instituted, the proceeds of any Insurance Policy, if not applied in rebuilding or restoring the Improvements, in accordance with Paragraphs 10 and 11 hereof, shall be used to pay the amount due in accordance with any decree of foreclosure that may be entered in any such proceedings, and the balance, if any, shall be paid as the court may direct. The foreclosure decree may provide that the mortgagee's clause attached to each of the casualty Insurance Policies may be cancelled and that the decree creditor may cause a new loss clause to be attached to each of said casualty Insurance Policies making the loss thereunder payable to said decree creditors. In the event of foreclosure sale, Lender, without the consent of Borrower, may assign any Insurance Policies to the purchaser at the sale, or take such other steps as Lender may deem advisable to protect the interest of such purchaser.

     23.  Waiver of Right of Redemption and Other Rights.  To the full extent
          ----------------------------------------------
permitted by law, Borrower agrees that it will not at any time or in any manner whatsoever take any advantage of any stay, exemption or extension law or any so-called "Moratorium Law" now or at any time hereafter in force, nor take any advantage of any law now or hereafter in force providing for the valuation or appraisement of the Premises, or any part thereof, prior to any foreclosure sale thereof to be made pursuant to any provisions herein contained, or to any decree, judgment or order of any court of competent jurisdiction; or claim or exercise any rights under any statute now or hereafter in force to redeem the Premises or any part thereof, or relating to the marshalling thereof, on foreclosure sale or other enforcement hereof. To the full extent permitted by law, Borrower hereby expressly waives any and all rights it may have to require that the Premises be sold as separate tracts or units in the event of foreclosure. To the full extent permitted by law, Borrower hereby expressly waives any and all rights to redemption and reinstatement under the Act, on its own behalf, on behalf of all persons claiming or having an interest (direct or indirect) by, through or under Borrower and on behalf of each and every person acquiring any interest in or title to the Premises subsequent to the date hereof, it being the intent hereof that any and all such rights of redemption of Borrower and such other persons are and shall be deemed to be hereby waived to the full extent permitted by applicable law. To the full extent permitted by law, Borrower agrees that, by invoking or utilizing any applicable law or laws or otherwise, it will not hinder, delay or impede the exercise of any right, power or remedy herein or otherwise granted or delegated to Lender, but will permit the exercise of every such right, power and remedy as though no such law or laws have been or will have been made or enacted. To the full extent permitted by law, Borrower hereby agrees that no action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and valid in an action at law upon the Note. If the Borrower is a trustee, Borrower represents that the provisions of this Paragraph 23 (including the waiver of redemption rights) were made at the express direction of Borrower's beneficiaries and the persons having the power of direction over Borrower and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons named above. Borrower acknowledges that the Premises do not constitute agricultural real estate as defined in Section 15-1201 of the Act or residential real estate as defined in Section 15-1219 of the Act.

     24.  Lender's Performance of Borrower's Obligations.  In case of an Event
          ----------------------------------------------
of Default, either before or after acceleration of the Indebtedness or the foreclosure of the lien hereof, Lender may, but shall not be required to, make any payment or perform any act herein required of Borrower (whether or not Borrower is personally liable therefor) in any manner deemed expedient to Lender. Lender may, but shall not be required to, complete construction, furnishing and equipping of the Improvements and rent, operate and manage the Premises and the Improvements and pay operating costs, including management fees, of every kind in connection therewith, so that the Premises shall be useable for their intended purposes. All such monies paid and expenses incurred, including attorneys' fees, shall be so much additional Indebtedness, whether or not the Indebtedness, as a result thereof, shall exceed the face amount of the Note, and shall become immediately due with interest thereon at the Default Rate. Inaction of Lender shall never be considered as a waiver of any right accruing to it on account of any Event of Default nor shall the provisions of this Paragraph or any exercise by Lender of its rights hereunder prevent any default from constituting an Event of Default. Lender, in making any payment hereby authorized (a) relating to Taxes, may do so according to any bill, statement or estimate, without inquiry into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; (b) for the purchase, discharge, compromise or settlement of any lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted; or (c) in connection with the completion of construction, furnishing or equipping of the Premises or the rental, operation or management of the Premises or the payment of operating costs thereof, may do so in such amounts and to such persons as Lender may deem appropriate in its good faith business judgment. Nothing contained herein shall be construed to require Lender to advance monies for any purpose.

     25.  Rights Cumulative.  Each right herein or in any of the other Loan
          -----------------
Documents conferred upon Lender is cumulative and in addition to every other right provided by law or in equity, and Lender may exercise each such right in any manner deemed expedient to Lender. Lender's exercise or failure to exercise any right shall not be deemed a waiver of that right or any other right or a waiver of any default. Except as otherwise specifically required herein, Lender is not required to give notice of its exercise of any right given to it by this Mortgage.

     26.  Landlord's Option to Purchase Mortgage.  Notwithstanding anything to
          --------------------------------------
the contrary contained herein, if an Event of Default has occurred or any other act, condition or event has occurred that would permit Lender to declare all or part of the Indebtedness due and payable, Lender shall serve notice in writing on Landlord in accordance with Section 6.04 of the Ground Lease of its intent to commence foreclosure proceedings. Landlord shall have thirty (30) days after the giving of such notice by Lender to exercise its option to purchase the Loan and this Mortgage as provided in Section 6.04 of the Ground Lease.

     27.  Successors and Assigns.
          ----------------------

          27.1  Holder of the Note.  This Mortgage and each provision hereof
                ------------------
     shall be binding upon Borrower and its successors and assigns (including, without limitation, each and every owner from time to time of the leasehold interest in the Premises or any other person having an interest therein), and shall inure to the benefit of Lender and its successors and assigns. Wherever herein Lender is referred to, such reference shall be deemed to include the holder from time to time of the Note; and each such holder of the Note shall have all of the rights afforded hereby, and may enforce the provisions hereof, as fully as if Lender had designated such holder of the Note herein by name.

          27.2  Covenants Run With Land; Successor Owners.  All of the covenants
                -----------------------------------------
     of this Mortgage shall run with the Land and be binding on any successor owners of the leasehold interest in the Land. If the ownership of Premises or the leasehold interest in the Land any portion thereof becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with such person with reference to this Mortgage and the Indebtedness in the same manner as with Borrower without in any way releasing Borrower from its obligations hereunder. Borrower will give immediate written notice to Lender of any conveyance, transfer or change of ownership of the Premises or of the leasehold interest in the Land, but nothing in this Paragraph shall vary the effectiveness of the provisions of Paragraph 16 hereof. Notwithstanding anything to the contrary herein contained, Borrower shall not assign its rights or obligations hereunder, under the Note or under any other Loan Document except as permitted in Paragraph 16 hereto. Any such assignments by Borrower shall be void.

     28.  Effect of Extensions and Amendments.  If the payment of the
          -----------------------------------
Indebtedness, or any part thereof, is extended or varied, or if any part of the security or guarantees therefor are released, all persons now or at any time hereafter liable therefor, or interested in the Premises, shall be held to assent to such extension, variation or release, and their liability, and the lien, and all provisions hereof, shall continue in full force and effect. Any person, firm or corporation taking a junior mortgage, or other lien upon the Premises or any part thereof or any interest therein, shall take said lien subject to the rights of Lender to amend, modify, extend or release the Note, this

Mortgage or any other Loan Document, in each case without obtaining the consent of the holder of such junior lien and without the lien of this Mortgage losing its priority over the rights of any such junior lien.

     29.  [INTENTIONALLY LEFT BLANK]

     30.  Future Advances.  At all times, regardless of whether any loan
          ---------------
proceeds have been disbursed, this Mortgage secures as part of the Indebtedness the payment of all loan commissions, service charges, liquidated damages, attorneys' fees, expenses and advances due to or incurred by Lender in connection with the Indebtedness, all in accordance with the Note, this Mortgage, and the other Loan Documents; provided, however, that in no event shall the total amount of the Indebtedness, including loan proceeds disbursed plus any additional charges, exceed two hundred percent (200%) of the face amount of the Note.

     31.  Execution of Separate Security Agreements, Financing Statements, etc.;
          ----------------------------------------------------------------------
Estoppel Letter.  Borrower will do, execute, acknowledge and deliver all such
---------------
further acts, conveyances, notes, mortgages, security agreements, financing statements and assurances as Lender shall require for the better assuring, conveying, mortgaging, assigning and confirming unto Lender all property mortgaged hereby or property intended so to be, whether now owned by Borrower or hereafter acquired. Without limitation of the foregoing, Borrower will assign to Lender, upon request, as further security for the Indebtedness, its interests in all agreements, contracts, licenses and permits affecting the Premises, such assignments to be made by instru instruments satisfactory to Lender, but no such assignment shall be construed as a consent by the Lender to any agreement, contract, license or permit or to impose upon Lender any obligations with respect thereto. From time to time, Borrower will furnish within five (5) days after Lender's request a written and duly acknowledged statement of the Indebtedness and whether any alleged offsets or defenses exist against the Indebtedness.

     32.  Subrogation.  If any part of the Indebtedness is used directly or
          -----------
indirectly to satisfy, in whole or in part, any prior encumbrance upon the Premises or any part thereof, then Lender shall be subrogated to the rights of the holder thereof in and to such other encumbrance and any additional security held by such holder, and shall have the benefit of the priority of the same.

     33.  Option to Subordinate.  At the option of Lender, this Mortgage shall
          ---------------------
become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any and all leases of all or any part of the Premises upon the execution by Lender and recording thereof, at any time hereafter, in the Office of the Recorder of Deeds for the county wherein the Premises are situated, of a unilateral declaration to that effect.

     34.  Governing Law.  This Mortgage shall be construed and enforced
          -------------
according to the laws of the State of Illinois, without reference to the conflicts of law principles of that State. If any provision in this Mortgage shall be inconsistent with any provision of the Act, the provisions of the Act shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the Act. If any provision of this Mortgage shall grant to Lender any rights or remedies upon default of the Borrower which are more limited than the rights that would otherwise be vested in Lender under the Act in the absence of said provision, Lender shall be vested with the rights granted in the Act to the full extent permitted by law.

     35.  Business Loan.  The proceeds of the Original Note were used for the
          -------------
purposes specified in Ill. Rev. Stat. ch. 17, para. 6404 (1987), 815 ILCS 205/4
(1992), and the principal obligation secured hereby constitutes a "business loan" coming within the definition and purview of said section.

     36.  Inspection of Premises and Records.  Borrower shall keep full and
          ----------------------------------
correct books and records showing in detail the income and expenses of the Premises. Lender and its agents shall have the right to inspect the Premises and all books, records and documents relating thereto at all reasonable times.

     37.  [INTENTIONALLY LEFT BLANK]

     38.  No Joint Ventures.  No participation by Lender in profit from
          -----------------
operations of, appreciation in value of, or profit from the sale or any further encumbrance of, the mortgaged Premises shall constitute a partnership, joint venture, tenancy in common or joint tenancy between the Borrower and the Lender, it being intended that the only relationship created by the Note and this Mortgage shall be that of Borrower and Lender. Borrower hereby covenants and agrees that it shall not take any action or assert or maintain any position at any time that is inconsistent with the terms of this Paragraph 38.

     39.  Time of the Essence.  Time is of the essence of the Note, this
          -------------------
Mortgage, and the other Loan Documents.

     40.  Captions and Pronouns.  The captions and headings of the various
          ---------------------
sections of this Mortgage are for convenience only, and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.

     41.  Separability.  If all or any portion of any provision of this Mortgage
          -------------
or the other Loan Documents shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein or therein.

     42.  Notices.  All notices, requests and demands to or upon the respective
          -------
parties hereto, to be effective, shall be in writing and shall be delivered by hand or sent by (x) mail (certified or registered, postage prepaid, return receipt requested), (y) by a nationally recognized overnight courier service, or
(z) by facsimile transmission (provided that the original of any notice sent by facsimile transmission shall be sent by a nationally recognized overnight courier service) and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered if delivered by hand, or three Business Days following deposit if sent by certified or registered mail, or on the next Business Day following deposit with a nationally recognized overnight courier service, or upon receipt if sent by facsimile with an original by nationally recognized overnight courier service (provided that if said facsimile was received after 5:00 p.m. in the local time zone of the recipient on any Business Day, said notice shall not be deemed to have been received until the following Business Day), addressed in each case as follows, or to such address or other address as may be hereafter notified by such parties:

          Borrower:           Mutual Benefit Chicago Marriott Suite Hotel
                               Partners, L.P.
                               Host Marriott Corporation
                              10400 Fernwood Drive
                              Bethesda, Maryland 20817
                              Attention:  Law Department
                              Facsimile No. :(301) 380-6332

          Lender:             National Bank of Canada
                              New York Branch
                              125 West 55th Street
                              New York, New York  10022
                              Attention:  LoriAnn Curnyn
                              Facsimile No. :(212) 632-8775

     43.  Anti-forfeiture.  Borrower hereby expressly represents and warrants to
          ---------------
Lender that there has not been committed by Borrower or, to the best of Borrower's knowledge, any other person involved with the Premises any act or omission affording the federal government or any state or local government the right of forfeiture as against the Premises or any part thereof or any monies paid in performance of its obligations under the Note, Mortgage or under any of the other Loan Documents, and Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture. In furtherance thereof, Borrower agrees to indemnify, defend with counsel reasonably acceptable to Lender (at Borrower's sole cost) and hold Lender harmless from and against any claim or other cost (including, without limitation, reasonable attorneys' fees and costs incurred by Lender), damage, liability or injury by reason of the breach of the covenants and agreements or the warranties and representations set forth in the preceding sentence. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Borrower, the Lender or all or any part of the Premises under any federal or state law in which forfeiture of the Premises or any part thereof or of any monies paid in performance of Borrower's obligations under the Loan Documents is a potential result, at the election of Lender, shall constitute an Event of Default hereunder without notice or opportunity to cure.

     44.  Jury Trial Waiver.  Borrower waives, to the extent permitted by law,
          -----------------
trial by jury in any actions brought by either Borrower or Lender in connection with the Indebtedness.

     45.  No Merger.  It is the desire and intention of the parties hereto that
          ---------
this Mortgage and the lien hereof shall not merge in fee simple title to the Premises, unless a contrary intent is ever manifested by Lender as evidenced by an express statement to that effect in an appropriate document duly recorded. Therefore, it is hereby understood and agreed that should Lender acquire any additional or other interests in or to the Premises or the ownership thereof, then this Mortgage and the lien hereof shall not merge in the fee simple title, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

     46.  Non-Recourse.
          ------------

          46.1  Extent of Non-recourse.  Anything in this Mortgage to the
                ----------------------
     contrary notwithstanding, Lender shall have no personal recourse against either Borrower, any General Partner, any limited partner of Borrower, or any Affiliated Party nor any officer, director, employee or agent of any of the foregoing for the repayment of any of the principal of or interest on the Loan or for any deficiency judgment that Lender may obtain after foreclosure of the liens securing such repayment, or, subject to the provisions of Paragraph 46.2 hereof, for any deficiency, loss or damage suffered by Lender as a result of the failure by Borrower or any General Partner to comply with any of the terms or conditions of this Mortgage or any of the other Loan Documents and, subject to the provisions of Paragraph
     46.2 hereof, Lender agrees not to seek recourse against any of the foregoing for any such deficiency, loss or damage. The foregoing limitations are limitations on Lender's right of recourse against Borrower and shall not impair the validity or enforceability of the indebtedness evidenced by the Note or any of the other obligations of Borrower under the Loan Documents secured by the Premises or the lien of or security interest in or the right of Lender as mortgagee or secured party to foreclose and/or enforce its rights in the Premises after default by Borrower or any General Partner.

          46.2  Borrower's Liability for Damages or Misapplication of Funds.
                -----------------------------------------------------------
     The provisions of Paragraph 46.1 hereof to the contrary notwithstanding, Borrower and its General Partner shall be fully liable (i) for any damages attributable to fraud or material misrepresentation in any Loan Document or in any written communication by Borrower in connection with the Loan or in connection with the Original Loan; (ii) for the retention of any rental income or other income arising with respect to all or any part of the Premises covered by the Mortgage after Lender has given to Borrower any notice that Borrower is in default hereunder or under the other Loan Documents and that Lender has exercised its option to accelerate maturity of the Note, foreclose or require the foreclosure of the liens securing payment thereof, receive or collect such rental income or other income or exercise its rights under the Loan Documents (to the full extent of the rental income or other income retained after the giving of any such notice); (iii) for any Gross Revenues distributed to any partners in Borrower subsequent to the date hereof; (iv) for any Gross Revenues, Net House Profits or Excess Cash Flow not applied as required pursuant to
     Article 8 of the Loan Agreement; (v) for the misapplication of (A) proceeds paid prior to any such foreclosure under any insurance policies by reason of damage, loss or destruction to any portion of the Premises (to the full extent of such proceeds), or (B) any proceeds or awards resulting from the condemnation, prior to any such foreclosure, of all or any part of the Premises (to the full extent of such proceeds or awards); and (v) for damages arising from the breach of any representation, warranty, covenant or other obligation concerning Environmental Claims, Environmental Conditions or Environmental Noncompliance (except for matters set forth in Exhibit D attached hereto), including without limitation the indemnification provisions of Section 12.20 of the Loan Agreement.

          46.3  Liability of General Partners.  To the extent of personal
                -----------------------------
     liability of Borrower under Paragraph 46.2 hereof, the General Partner of Borrower hereby agrees to be jointly and severally liable therefor and waives any requirement of law that in the event of a default hereunder Lender must proceed against Borrower or exhaust any assets of Borrower before proceeding against such General Partner or such General Partner's assets; provided, however, that in no event shall any limited partner of Borrower, any Affiliated Party (other than the General Partner) or any officer, director, employee or agent of any partner (including any officer, director, employee or agent of the General Partner) have any liability under Paragraph 46.3 hereof, and Lender agrees that it shall not seek recovery from any party that is excluded from liability pursuant to this sentence.

     IN WITNESS WHEREOF, Borrower has caused this Mortgage to be duly signed, sealed and delivered the day and year first above written.

                              BORROWER:

                              MUTUAL BENEFIT CHICAGO
                              MARRIOTT SUITE HOTEL PARTNERS,
                              L.P., a Rhode Island limited partnership

                              By:   MOHS CORPORATION, a Delaware
                                    corporation, its General Partner


                                    By: /s/ Bruce D. Wardinski
                                       -------------------------------
                                      Name: Bruce D. Wardinski
                                           ---------------------------
                                      Title: Vice President
                                            --------------------------

STATE OF MARYLAND
                     SS
COUNTY OF MONTGOMERY


     I, Abbi J. Weisman, a Notary Public, in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Bruce D. Wardinski, Vice President of MOHS CORPORATION, a Delaware corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice President appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation in its capacity as General Partner of Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P., for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal, this 24th day of September, 1996.


                                     /s/ Abbi J. Weisman
                                     -----------------------------------
                                                Notary Public


                                     My Commission expires: 12/5/97
                                                           -------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------



PARCEL 1:

LOT 14 IN RIVERWAY SUBDIVISION-PHASE II, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED MARCH 11, 1992 AS DOCUMENT 92157888, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN FOR:

(A) INGRESS AND EGRESS FOR PEDESTRIAN AND VEHICULAR TRAFFIC IN, OVER AND THROUGH THE COMMON AREAS LOCATED ON THE ADJACENT TRACT (AS DEFINED BELOW), AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535338, MADE
BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(B) INGRESS AND EGRESS FOR PEDESTRIAN TRAFFIC IN, OVER AND THROUGH THE ENCLOSED WALKWAY ON THE ADJACENT TRACT (AS DEFINED BELOW), AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 DOCUMENT 88535338, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(C) THE LOCATION, INSTALLATION, MAINTENANCE AND REPAIR OF SATELLITE AND TELECOMMUNICATIONS EQUIPMENT ON THE ADJACENT TRACT (AS DEFINED BELOW), ALL AS CREATED BY LEASE DATED JUNE 16, 1986, A MEMORANDUM OF WHICH WAS FILED APRIL 3, 1987 AS DOCUMENT LR3604964, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535338, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION;

(D) MINOR ENCROACHMENTS OF TENANT'S IMPROVEMENTS ONTO THE ADJACENT TRACT (AS DEFINED BELOW) DUE TO ENGINEERING ERRORS, ERRORS IN ORIGINAL CONSTRUCTION, CONSTRUCTION, RECONSTRUCTION, REPAIR, SETTLEMENT OR SHIFTING OR MOVING OF THE TENANT'S IMPROVEMENTS, AS CREATED BY FIRST AMENDMENT DATED MARCH 11, 1987 AND FILED APRIL 3, 1987 AS DOCUMENT LR3604965, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535337, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION; AND

(E) INGRESS AND EGRESS OVER THE ADJACENT TRACT AS REASONABLY NECESSARY FOR THE RECONSTRUCTION, MAINTENANCE, OPERATION AND REPAIR OF TENANT'S IMPROVEMENTS, AS CREATED BY FIRST AMENDMENT DATED MARCH 11, 1987 AND FILED APRIL 3, 1987 AS DOCUMENT LR3604965, AND RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535337, MADE BY AND BETWEEN SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION.

ADJACENT TRACT:

LOTS 1 TO 8 IN RIVERWAY SUBDIVISION-PHASE I, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED JUNE 3, 1988 AS DOCUMENT 88241319 AND FILED AS DOCUMENT LR3713139, IN COOK COUNTY, ILLINOIS.

AND ALSO,

LOTS 9 TO 13 AND LOTS 15 TO 17 IN RIVERWAY SUBDIVISION-PHASE II, BEING A RESUBDIVISION IN THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT RECORDED MARCH 11, 1992 AS DOCUMENT 92157888, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

EASEMENT IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN, AS CREATED IN SECOND AMENDMENT TO LEASE RECORDED FEBRUARY 9, 1989 AS DOCUMENT 89063670, MADE BY AND BETWEEN LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED FEBRUARY 1, 1988 AND KNOWN AS TRUST NUMBER 11300, SIMON-ROSEMONT DEVELOPERS, AN ILLINOIS LIMITED PARTNERSHIP, AND MARRIOTT CORPORATION, A DELAWARE CORPORATION, FOR A 5 INCH AT-GRADE EASEMENT FOR ACCOMODATING THE AS-BUILT CONDITION OF THE HOTEL GARDEN WALL, OVER THE FOLLOWING LEGAL
DESCRIPTION:

THAT PART OF THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SAID
SECTION 3 WITH THE EASTERLY LINE OF RIVER ROAD AS WIDENED BY CONDEMNATION IN CASE NO. 59C16022 AND SHOWN ON PLAT RECORDED AS DOCUMENT NUMBER 19251267; THENCE NORTH 05 DEGREES 11 MINUTES 36 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD AS WIDENED, 395.35 FEET; THENCE NORTH 79 DEGREES 26 MINUTES 12 SECONDS WEST, 0.91 FEET TO THE EASTERLY LINE OF RIVER ROAD, BEING A LINE 33.00 FEET, AS MEASURED AT RIGHT ANGLES, EASTERLY OF AND PARALLEL WITH THE CENTER LINE OF SAID ROAD; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD, 69.50 FEET; THENCE NORTH 68 DEGREES 08 MINUTES 35 SECONDS, EAST 56.73 FEET; THENCE NORTH 85 DEGREES 38 MINUTES 35 SECONDS EAST, 47.90 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG A CURVED LINE CONVEX SOUTHEASTERLY, HAVING A RADIUS OF 300.00 FEET AND BEING TANGENT TO SAID LAST DESCRIBED LINE AT SAID LAST DESCRIBED POINT, AN ARC DISTANCE OF 113.14 FEET TO A POINT OF TANGENCY (THE CHORE OF SAID ARC BEARS NORTH 74 DEGREES 50 MINUTES 21 SECONDS EAST, 112.47 FEET); THENCE NORTH 64 DEGREES 02 MINUTES 07 SECONDS EAST ALONG A LINE TANGENT TO SAID LAST DESCRIBED CURVED LINE AT SAID LAST DESCRIBED POINT, 7.87 FEET; THENCE SOUTH 34 DEGREES 21 MINUTES 25 SECONDS EAST, 169.84 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.41 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 25.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.50 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 24.58 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST,
14.00 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 15.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 8.50 FEET TO A POINT FOR A PLACE OF BEGINNING; THENCE CONTINUING SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 353.17 FEET; THENCE

SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 0.40 FEET; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST, 353.17 FEET; THENCE NORTH 79 DEGREES 21 MINUTES 25 SECONDS WEST, 0.40 FEET TO THE PLACE OF BEGINNING, LYING ABOVE A HORIZONTAL PLANE OF ELEVATION 628.70 FEET ABOVE U.S.G.S. DATUM AND LYING BELOW A HORIZONTAL PLANE OF ELEVATION 633.75 FEET ABOVE U.S.G.S. DATUM, IN COOK COUNTY, ILLINOIS.



PARCEL 4:

EASEMENT IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN, AS CREATED IN SECOND AMENDMENT TO LEASE RECORDED FEBRUARY 9, 1989 AS DOCUMENT 89063670, MADE BY AND BETWEEN LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED FEBRUARY 1, 1988 AND KNOWN AS TRUST NUMBER 113000, SIMON-ROSEMONT DEVELOPERS, AN ILLINOIS LIMITED PARTNERSHIP, AND MARRIOTT CORPORATION, A DELAWARE CORPORATION, FOR AN 8 INCH BELOW-GRADE EASEMENT FOR FOUNDATIONS OF THE GARDEN WALL, OVER THE FOLLOWING LEGAL DESCRIPTION:

THAT PART OF THE WEST 1/2 OF SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE SOUTH LINE OF THE NORTHWEST 1/4 OF SAID
SECTION 3 WITH THE EASTERLY LINE OF RIVER ROAD AS WIDENED BY CONDEMNATION IN CASE NO. 59C16022 AND SHOWN ON PLAT RECORDED AS DOCUMENT NUMBER 19251267; THENCE NORTH 05 DEGREES 11 MINUTES 36 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD AS WIDENED, 395.35 FEET; THENCE NORTH 79 DEGREES 26 MINUTES 12 SECONDS WEST, 0.91 FEET TO THE EASTERLY LINE OF RIVER ROAD, BEING A LINE 33.00 FEET, AS MEASURED AT RIGHT ANGLES, EASTERLY OF AND PARALLEL WITH THE CENTER LINE OF SAID ROAD; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST ALONG SAID EASTERLY LINE OF RIVER ROAD, 69.50 FEET; THENCE NORTH 68 DEGREES 08 MINUTES 35 SECONDS EAST, 56.73 FEET; THENCE NORTH 85 DEGREES 38 MINUTES 35 SECONDS EAST, 47.90 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY ALONG A CURVED LINE CONVEX SOUTHEASTERLY, HAVING A RADIUS OF 300.00 FEET AND BEING TANGENT TO SAID LAST DESCRIBED LINE AT SAID LAST DESCRIBED POINT, AN ARC DISTANCE OF 113.14 FEET TO A POINT OF TANGENCY (THE CHORD OF SAID ARC BEARS NORTH 74 DEGREES 50 MINUTES 21 SECONDS EAST, 112.47 FEET) THENCE NORTH 64 DEGREES 02 MINUTES 07 SECONDS EAST ALONG A LINE TANGENT TO SAID LAST DESCRIBED CURVED LINE AT SAID LAST DESCRIBED POINT, 7.87 FEET; THENCE SOUTH 34 DEGREES 21 MINUTES 25 SECONDS EAST, 169.84 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.41 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 25.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 3.50 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 24.58 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST,
14.00 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 15.00 FEET; THENCE SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 8.50 FEET TO A POINT FOR A PLACE OF BEGINNING; THENCE CONTINUING SOUTH 10 DEGREES 38 MINUTES 35 SECONDS WEST, 353.17 FEET; THENCE SOUTH 79 DEGREES 21 MINUTES 25 SECONDS EAST, 0.67 FEET; THENCE NORTH 10 DEGREES 38 MINUTES 35 SECONDS EAST, 353.17 FEET; THENCE NORTH 79 DEGREES 21 MINUTES 25 SECONDS WEST 0.67 FEET TO THE PLACE OF BEGINNING, LYING BELOW A HORIZONTAL PLANE OF ELEVATION 628.70 FEET ABOVE U.S.G.S. DATUM, IN COOK COUNTY, ILLINOIS.

PARCEL 5:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN AS SHOWN ON PLAT OF RIVERWAY SUBDIVISION - PHASE I RECORDED JUNE 3, 1998 AS DOCUMENT 88241321 AND FILED JUNE 3, 1998 AS DOCUMENT LR 3713139.

PARCEL 6:

NON-EXCLUSIVE EASEMENTS IN FAVOR OF THE LEASEHOLD ESTATE DESCRIBED AS PARCEL 1 HEREIN AS SHOWN ON PLAT OF RIVERWAY SUBDIVISION - PHASE II RECORDED MARCH 11, 1992 AS DOCUMENT 92157888.


COMMON ADDRESS
--------------

6155 North River Road
Rosemont, Illinois

PIN
---

12-03-103-015

                                   EXHIBIT B
                                   ---------

                                       TO

                                    MORTGAGE
                                    --------


                               THE LOAN DOCUMENTS
                               ------------------


     The term "Loan Documents," as used in this Mortgage, means the following documents and any other documents previously, now, or hereafter given to evidence, secure or govern the disbursement of the Indebtedness, including any and all extensions, renewals, amendments, modifications and supplements thereof or thereto:

     1.   The Loan Agreement;

     2.   The Note;

     3.   The following security documents:

          (a) this Mortgage;

          (b) a Reaffirmation of Foreclosure Guaranty;

          (c) an Assignment of Leases and Rents;

          (d) a Security Agreement;

          (e) certain Uniform Commercial Code Financing Statement Form UCC-1's and 2's;

          (f) an Amended and Restated Assignment of Management Agreement;


          (g) the separate Deposit, Pledge and Security Agreements respecting each of the following accounts:

              (i) the Main Disbursing Account at First National Bank of Chicago, Account No. 58-06704.

              (ii) the General Investment Account at Merrill Lynch & Company, Account No. 3214638-5.

               (iii) the FF&E Account at Merrill Lynch & Company, Account No.
                     3206060-7

               (iv) the Operating Account at Merrill Lynch & Company, Account No. 258-3213916-9.

     (h)  a Reaffirmation of Environmental Indemnification Agreement.

                                   EXHIBIT C
                                   ---------


                                TITLE EXCEPTIONS
                                ----------------


1.   GENERAL TAXES NOT YET DUE AND PAYABLE.

TAX NO.: 12-03-103-015   VOL NO.: 063

2. DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS AND OF CERTAIN RECIPROCAL RIGHTS AND EASEMENTS DATED MAY 19, 1988 AND RECORDED JUNE 3, 1988 AS DOCUMENT 88241321 AND FILED JUNE 3, 1988 AS DOCUMENT LR3713141, AND THE TERMS AND PROVISIONS THEREOF.

3. EASEMENTS AS SHOWN ON PLAT OF RIVERWAY SUBDIVISION - PHASE I RECORDED JUNE 3, 1988 AS DOCUMENT 88241319 AND FILED JUNE 3, 1988 AS DOCUMENT LR 3713139:

A) RESERVATION BY LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST NUMBER 113000 ("OWNER") OF RIGHT AND AUTHORITY TO CONSTRUCT, RECONSTRUCT, REPAIR MAINTAIN, AND OPERATE LANDSCAPING, IRRIGATION SYSTEMS, PARKING LOTS, ACCESS ROADS, PEDESTRIAN PATHWAYS, FACILITIES USED IN CONNECTION WITH THE UNDERGROUND TRANSMISSION OF ELECTRICITY, SOUNDS AND SIGNALS, DEVICES FOR THE RECEPTION AND TRANSMISSION OF ELECTROMAGNETIC OR OPTICAL SIGNALS, DRAINAGE PIPES AND OTHER FACILITIES OVER THE EASEMENTS GRANTED THEREIN, ALONG WITH THE RIGHT TO GRANT ADDITIONAL PUBLIC OR PRIVATE BENEFIT UTILITY OR ACCESS EASEMENTS OVER THE EASEMENTS GRANTED THEREIN.

B) PEDESTRIAN PATHWAY AND MAINTENANCE EASEMENT RESERVED TO OWNER.

C) PUBLIC UTILITY EASEMENT TO VILLAGE OF ROSEMONT ACROSS LOT 6.

D) PUBLIC UTILITY EASEMENT TO NORTHERN ILLINOIS GAS COMPANY ACROSS LOT 6.

E) PUBLIC UTILITY EASEMENT TO CENTRAL TELEPHONE COMPANY OF ILLINOIS ACROSS LOT
6.

F) PUBLIC UTILITY EASEMENT TO COMMONWEALTH EDISON EASEMENT ACROSS LOT 6.

G) SATELLITE SIGNAL EASEMENT ACROSS LOT 6 RESERVED TO OWNER.

(AFFECTS PARCELS 2 AND 5)

4. EASEMENTS SHOWN ON PLAT OF RIVERWAY SUBDIVISION - PHASE II RECORDED MARCH 11, 1992 AS DOCUMENT NO. 92157888

A) RESERVATION BY LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST NUMBER 113000 ("OWNER") OF RIGHT AND AUTHORITY TO CONSTRUCT, RECONSTRUCT, REPAIR, MAINTAIN, AND OPERATE LANDSCAPING, IRRIGATION SYSTEMS, PARKING LOTS, ACCESS ROADS, PEDESTRIAN PATHWAYS, FACILITIES USED IN CONNECTION WITH THE UNDERGROUND TRANSMISSION OF ELECTRICITY, SOUNDS AND SIGNALS, DEVICES FOR THE RECEPTION AND TRANSMISSION OF ELECTROMAGNETIC OR OPTICAL SIGNALS, DRAINAGE PIPES AND OTHER FACILITIES OVER THE EASEMENTS GRANTED THEREIN, ALONG WITH THE RIGHT TO GRANT ADDITIONAL PUBLIC OR PRIVATE BENEFIT UTILITY OR ACCESS EASEMENTS OVER THE EASEMENTS GRANTED THEREIN.

B) GENERAL RESERVATION OF EASEMENTS TO OWNER ACROSS LOTS 9, 10, 11, 12, 13, 15 AND 16.

C) PEDESTRIAN PATHWAY AND MAINTENANCE EASEMENT RESERVED TO OWNER ACROSS LOTS 9, 10 AND 17.

D) PUBLIC UTILITY EASEMENT TO VILLAGE OF ROSEMONT ACROSS LOTS 11, 13, 15 AND 16.

E) PUBLIC UTILITY EASEMENT TO CENTRAL TELEPHONE COMPANY OF ILLINOIS ACROSS LOTS 11, 13, 15 AND 16.

F) PUBLIC UTILITY EASEMENT TO NORTHERN ILLINOIS GAS COMPANY ACROSS LOTS 11, 13, 15 AND 16.

G) PUBLIC UTILITY EASEMENT TO COMMONWEALTH EDISON EASEMENT ACROSS LOTS 11, 13, 15 AND 16.

H) SATELLITE SIGNAL EASEMENT ACROSS LOTS 9, 10 AND 11 RESERVED TO OWNER.

I) THE PLAT CONTAINS APPROVAL BY THE ILLINOIS DEPARTMENT OF TRANSPORTATION WITH RESPECT TO ROADWAY ACCESS.

J) THE PLAT STATES THAT PORTIONS OF THE PROPERTY IN THE SUBDIVISION ARE ADJACENT TO WILLOW-HIGGINS CREEK. FLOOD HAZARDS ARE DESCRIBED IN A MAP PUBLISHED BY THE NATIONAL FLOOD INSURANCE PROGRAM. ALL LAND WITHIN LOTS 9, 10, 12, 13, 14, 15 AND 16 HAS BEEN RAISED ABOVE THE 100 YEAR FLOOD ELEVATIONS. THE 100 YEAR FLOOD ELEVATIONS. THE 100 YEAR FLOOD WATERS FROM WILLOW-HIGGINS CREEK ARE CONFINED EXCLUSIVELY TO LOT 11.

K) EASEMENT DEPICTED ON LOT 11 OF THE PLAT FOR THE CONVEYANCE OF THE DRAINAGE WATERS OF WILLOW-HIGGINS CREEK, ACCORDING TO FLOOD PLAIN MAPS PUBLISHED BY U.S. GOVERNMENT THE WATER SURFACE ELEVATION OF THE 100 YEAR FLOOD VARIES FROM 629.8 U.S.G.S TO 627.0 U.S.G.S.

L) EASEMENT FOR TWO ROADWAY CULVERTS DEPICTED ON LOT 11 OF THE PLAT.

(AFFECTS PARCELS 2 AND 6)

5. 6 FOOT FIRE LANE EASEMENT, CREATED BY AMENDMENT TO LEASE BY SIMON-ROSEMONT DEVELOPERS AND MARRIOTT CORPORATION RECORDED NOVEMBER 18, 1988 AS DOCUMENT 88535337 AND FILED APRIL 3, 1987 AS DOCUMENT LR3604965, AS SHOWN ON SURVEY BY EDWARD J. MOLLOY & ASSOCIATES, LTD. DATED JULY 29, 1996 AS ORDER NO. 960577.

(AFFECTS PARCEL 1)

6.   15 FOOT WATER MAIN EASEMENT, AS SHOWN ON THE AFORESAID SURVEY.

(AFFECTS PARCEL 1)

7.   15 FOOT STORM SEWER EASEMENT, AS SHOWN ON THE AFORESAID SURVEY.

(AFFECTS PARCEL 1)

8.   10 FOOT COMMONWEALTH EDISON COMPANY EASEMENT, AS SHOWN ON THE AFORESAID
SURVEY.

(AFFECTS PARCEL 1)

9. NATURAL GAS PIPELINE EASEMENT OVER THE WESTERLY LINE OF THE LAND, AS DISCLOSED BY THE AFORESAID SURVEY.

(AFFECTS PARCELS 2 AND 6)

10. INFORMATION AND DISCLOSURES CONTAINED IN ENVIRONMENTAL DISCLOSURE DOCUMENT FOR TRANSFER OF REAL PROPERTY RECORDED DECEMBER 20, 1993 AS DOCUMENT 03040838.

11. RIGHTS OF LAND OWNERS OF THE ADJOINING PROPERTIES IN AND TO THE FREE AND UNOBSTRUCTED FLOW OF THE WATERS OF HIGGINS-WILLOW CREEK, WHICH RIGHTS DO NOT EXTEND BEYOND THE BANKS OF THE CREEK AS SHOWN ON SURVEY MADE BY EDWARD J. MOLLOY & ASSOCIATES, LTD. DATED JULY 29, 1996 AS ORDER NO. 960577.

(AFFECTS PARCELS 2 AND 6)

12. THE RIGHTS OF TENANTS, AS TENANTS ONLY UNDER THOSE CERTAIN LEASES DESCRIBED IN EXHIBIT ___ TO THIS __________________________________.

13. GRANT OF EASEMENT FROM PARKWAY BANK AND TRUST COMPANY OF CHICAGO, A CORPORATION OF ILLINOIS, AS TRUSTEE UNDER TRUST AGREEMENT DATED MAY 15, 1979 AND KNOWN AS TRUST NUMBER 4927 TO THE METROPOLITAN SANITARY DISTRICT OF GREATER CHICAGO, A MUNICIPAL CORPORATION DATED DECEMBER 26, 1980 AND RECORDED JUNE 15, 1981 A DOCUMENT 25904107 GRANTING THE RIGHT, PRIVILEGE, AND AUTHORITY TO CONSTRUCT, RECONSTRUCT, REPAIR, MAINTAIN AND OPERATE A TUNNEL SYSTEM.

(AFFECTS PARCELS 2, 5 AND 6)

14. EASEMENT GRANT DATED AUGUST 14, 1978 AND FILED FEBRUARY 14, 1979 AS DOCUMENT LR3075942 FROM ANNA WAGNER, TO THE METROPOLITAN SANITARY DISTRICT OF GREATER CHICAGO, A MUNICIPAL CORPORATION ITS SUCCESSORS AND ASSIGNS, OF A PERPETUAL EASEMENT, RIGHT, PERMISSION, AND AUTHORITY TO CONSTRUCT, RECONSTRUCT, REPAIR, REPLACE, OPERATE AND MAINTAIN THE CONVEYANCE FACILITIES UNDER AND THROUGH THE FOLLOWING DESCRIBED PROPERTY, REFERRED TO AS PARCEL A - PERMANENT SUBTERRANEAN EASEMENT.

PARCEL A: PERMANENT SUBTERRANEAN EASEMENT.

THE PROPERTY AND SPACE LYING BETWEEN ELEVATIONS 82.0 FEET AND 157.0 FEET (CHICAGO CITY DATUM) AND ALSO LYING WITHIN THE BOUNDARIES, PROJECTED VERTICALLY DOWNWARD FROM THE SURFACE OF THE EARTH, OF THAT PART OF THE NORTH 157.20 FEET OF LOT `A' WEST OF THE CENTER OF ROAD AND INCLUDING THAT PART OF DES PLAINES RIVER LYING IN THE SOUTHWEST 1/4 OF SECTION 3 AND IN SAID LOT 19 IN THE ASSESSOR'S DIVISION OF SAID SECTION 3, TOWNSHIP 40 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE NORTH LINE OF SAID LOT `A', 165.50 FEET WEST OF THE CENTER OF DES PLAINES RIVER (SAID POINT BEING THE CENTER OF SAID SECTION 3) THENCE SOUTH 31 DEGREES 40 MINUTES 33 SECONDS WEST ALONG A LINE (SAID LINE EXTENDING FROM THE POINT OF COMMENCEMENT TO A POINT WHICH IS 357.44 FEET SOUTH OF THE NORTH LINE OF SAID LOT A AND 300 FEET WEST OF THE CENTER OF SAID DES PLAINES RIVER) FOR A DISTANCE OF 163.75 FEET TO THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 31 DEGREES 40 MINUTES 33 SECONDS WEST ALONG SAID LINE FOR A DISTANCE OF 25.76 FEET TO THE NORTHEAST CORNER OF LOT 4 IN ROSEMONT INDUSTRIAL CENTER SUBDIVISION; THENCE SOUTH 87 DEGREES 48 MINUTES 17 SECONDS WEST ALONG THE NORTH LINE OF SAID LOT 4, SAID NORTH LINE ALSO BEING THE SOUTH LINE OF THE NORTH
157.20 FEET OF SAID LOT `A', FOR A DISTANCE OF 24.5 FEET; THENCE NORTH 05 DEGREES 13 MINUTES 30 SECONDS WEST FOR A DISTANCE OF 157.42 FEET TO THE NORTH LINE OF SAID LOT `A'; THENCE NORTH 87 DEGREES 48 MINUTES 17 SECONDS EAST ALONG THE NORTH LINE OF SAID LOT A FOR A DISTANCE OF 40.06 FEET; THENCE SOUTH 05 DEGREES 13 MINUTES 30 SECONDS EAST FOR A DISTANCE OF 135.00 FEET TO THE POINT OF BEGINNING, AND ALL THE COVENANTS, CONDITIONS AND AGREEMENTS THEREIN CONTAINED.

(AFFECTS PARCELS 2, 5 AND 6)

15. EASEMENT FOR INGRESS AND EGRESS, AND FOR THE PUBLIC UTILITIES, ALONG THE EAST 10 FEET OF LOT 2, AND THE WEST 10 FEET OF LOT 3, IN ROSEMONT INDUSTRIAL CENTER AFORESAID, AS SHOWN ON THE PLAT OF SAID SUBDIVISION RECORDED FEBRUARY 17, 1967, AS DOCUMENT 20066369, AND FILED JANUARY 17, 1967, AS DOCUMENT LR2312390.

(AFFECTS PARCELS 2 AND 5)

16.  EASEMENT FOR PUBLIC UTILITIES ALONG:

THE NORTH 10 FEET OF LOT 3 EAST OF THE WEST 10 FEET THEREOF;

THE SOUTH 10 FEET OF LOT 4; AND

THE WEST 10 FEET OF LOT 5;

ALL IN ROSEMONT INDUSTRIAL CENTER AFORESAID; AS SHOWN ON THE PLAT OF SAID SUBDIVISION RECORDED FEBRUARY 17, 1967, AS DOCUMENT 20066369 AND FILED JANUARY 17, 1967 AS DOCUMENT LR2312390.

(AFFECTS PARCELS 2 AND 5)

17.  EASEMENT OVER:

THE EAST 10 FEET OF LOT 2;

THE WEST 10 FEET AND THE NORTH 10 FEET OF LOT 3;

THE SOUTH 10 FEET OF LOT 4; AND

THE WEST 10 FEET OF LOT 5;

ALL IN ROSEMONT INDUSTRIAL CENTER AFORESAID;
FOR THE PURPOSE OF INSTALLING AND MAINTAINING ALL EQUIPMENT NECESSARY TO SERVE THE SUBDIVISION AND OTHER LAND WITH TELEPHONE AND ELECTRIC SERVICE, TOGETHER WITH THE RIGHT TO OVERHANG AERIAL SERVICE WIRES AND THE RIGHT OF ACCESS TO SUCH WIRES, AS CREATED BY GRANT TO THE ILLINOIS BELL TELEPHONE COMPANY AND THE COMMONWEALTH EDISON COMPANY AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND AS SHOWN ON THE PLAT OF SUBDIVISION RECORDED FEBRUARY 17, 1967 AS DOCUMENT 20066369, AND FILED JANUARY 17, 1967 AS DOCUMENT LR2312390.

(AFFECTS PARCELS 2 AND 5)

18.  EASEMENT OVER:

THE EAST 10 FEET OF LOT 2;

THE WEST 10 FEET AND THE NORTH 10 FEET OF LOT 3;

THE SOUTH 10 FEET OF LOT 4; AND

THE WEST 10 FEET OF LOT 5;

ALL IN ROSEMONT INDUSTRIAL CENTER AFORESAID;
FOR THE INSTALLATION, MAINTENANCE, RELOCATION, RENEWAL AND REMOVAL OF GAS MAINS AND APPURTENANCES, RESERVED FOR AND GRANTED TO NORTHERN ILLINOIS GAS COMPANY, ITS SUCCESSORS AND ASSIGNS AND SET FORTH ON THE PLAT OF SUBDIVISION RECORDED FEBRUARY 17, 1967 AS DOCUMENT 20066369, AND FILED JANUARY 17, 1967 AS DOCUMENT LR2312390.

(AFFECTS PARCELS 2 AND 5)

19. EASEMENT ALONG THE WEST 10 FEET, MEASURED AT RIGHT ANGLES TO THE WESTERNMOST LOT LINE, OF THAT PART OF LOT 4 IN ROSEMONT INDUSTRIAL CENTER AFORESAID LYING NORTH OF THE NORTH LINE OF EVENHOUSE AVENUE. FOR THE CONSTRUCTION, OPERATION, MAINTENANCE AND REPAIR OF A STORM SEWER, AS CREATED BY GRANT MADE BY AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NUMBER 24620, TO THE VILLAGE OF ROSEMONT, RECORDED SEPTEMBER 27, 1967 AS DOCUMENT 20274024.

(AFFECTS PARCELS 2 AND 5)

20.  EASEMENT ALONG THE NORTH 10 FEET, MEASURED AT RIGHT ANGLES TO THE NORTH
LOT LINE, OF LOT 4 IN ROSEMONT INDUSTRIAL CENTER AFORESAID, FOR THE CONSTRUCTION, OPERATION, MAINTENANCE AND REPAIR OF A STORM SEWER, AS CREATED BY GRANT MADE BY AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST NUMBER 24620, TO THE VILLAGE OF ROSEMONT, RECORDED JANUARY 12, 1968, AS DOCUMENT 20377727.

(AFFECTS PARCELS 2 AND 5)

21. PROPOSED LOCATION OF SUBTERRANEAN TARP TUNNEL, AS INDICATED ON THE METROPOLITAN SANITARY DISTRICT OF GREATER CHICAGO TARP AND FLOOD CONTROL ATLAS OF 1981 AND AS SHOWN ON THE SURVEY PREPARED BY EDWARD J. MOLLOY AND ASSOCIATES, LTD, PAGE 1 OF 2.

(AFFECTS PARCELS 2 AND 5)

22.  INTENTIONALLY LEFT BLANK

23. (A) TERMS, PROVISIONS, CONDITIONS, LIMITATIONS AND EASEMENTS AS CONTAINED IN THE INSTRUMENTS CREATING THE EASEMENTS DESCRIBED IN PARCELS 2, 3, 4, 5 AND 6 AND AFORESAID.

(B) RIGHTS OF ADJOINING OWNERS OF THE CONCURRENT USE OF THE EASEMENT SET FORTH IN PARCELS 2, 5 AND 6.

24. FINANCING STATEMENT EVIDENCING AN INDEBTEDNESS FROM MUTUAL BENEFIT CHICAGO MARRIOTT SUITE HOTEL PARTNERS, L.P., DEBTOR, TO NATIONAL BANK OF CANADA, SECURED PARTY, FILED ON JUNE 22, 1994 AS NUMBER 94U09566.

CONTINUATION FILED JUNE 22, 1994 AS DOCUMENT 94U09567.

AMENDMENT TO CONTINUATION FILED JUNE 22, 1994 AS DOCUMENT 94U09568.

AMENDMENT FILED SEPTEMBER 20, 1994 AS DOCUMENT 94U13909.

                                   EXHIBIT D
                                   ---------

                                       TO

                                    MORTGAGE
                                    --------

                         LIST OF ENVIRONMENTAL REPORTS
                         -----------------------------

     1. Report entitled "Hydraulic and Hydrologic Considerations of the Office-Hotel Complex, Higgins-River Road Properties, Rosemont, Illinois", prepared by Harza Engineering Company, 1560 South Walker Drive, Chicago, Illinois 60606, dated July 18, 1985, prepared for Hawthorn Realty Group, Inc.

     2. Report entitled "Report of Preliminary Geotechnical Investigation of Marriott Suite Hotel Site, Higgins and Des Plaines River Road, Rosemont, Illinois", prepared by Oosterbaan Associates, P.C., Engineering and Geotechnic Consultants, 7911 MacArthur Boulevard, Box 73, Cabin John, Maryland 20818-0073, dated January 7, 1986, prepared for Marriott Corporation.

     3. Report entitled "Site Contamination Assessment, Marriott Rosemont Suites Hotel, Rosemont, Illinois", prepared by SCS Engineers, Stearns, Conrad and Schmidt, Consulting Engineers, Inc., 11260 Roger Bacon Drive, Reston, Virginia 22090-5282, dated April 15, 1986, prepared for Hawthorn Realty Group.

     4. Report entitled "Environmental Assessment of the Riverway Site, Rosemont, Illinois", prepared by Roy F. Weston, Inc., Designers/Consultants, Bannockburn, Illinois, dated June, 1986, prepared for Marriott Corporation.

     5. Letter dated February 19, 1987 from Robert Finke, Vice President, Hawthorn Realty Group to James M. Barkley, Assistant General Counsel, Melvin Simon & Associates (5 pages).

     6. Letter dated December 11, 1986 from Michael W. McLaughlin, Vice President, SCS Engineers to Jeffrey S. Degen, RA, Design Manager, Marriott Corporation (3 pages).

     7. Report entitled "Summary and Evaluation of Measures Taken to Mitigate Environmental Concerns, Marriott Rosemont Suites Hotel", prepared by SCS Engineers, 11260 Roger Bacon Drive, Reston, Virginia 22090, dated October 18, 1988 prepared for Mutual Benefit Chicago Marriott Suite Hotel Partners.

                                   EXHIBIT E
                                   ---------

                                       TO

                                    MORTGAGE
                                    --------

                           AMENDMENTS TO GROUND LEASE
                           --------------------------

     The Ground Lease: That certain Marriott Hotel Ground Lease dated as of June 16, 1986 by and between Simon-Rosemont Developers (defined as "Developers" for purposes of this Exhibit E only), as landlord and Marriott Corporation (defined as "Marriott" for purposes of this Exhibit E only), as tenant, as amended, modified and supplemented by:

     1. Memorandum of Lease filed on April 3, 1987, in the Recorder's Office of Cook County, Illinois (the "Recorder's Office") as Document No. 3604964;

     2. Letter of Agreement dated February 19, 1986 [sic] [should be 1987] by and between Developers and Marriott;

     3. Letter Agreement dated June 13, 1986 by and between Developers and Marriott;

     4. Letter Agreement dated June 16, 1986 by and between Developers and Marriott;

     5. Letter Agreement dated December 3, 1986 by and between Developers and Marriott;

     6. First Amendment to Lease dated March 11, 1987 by and between Developers and Marriott recorded in the Recorder's Office on April 3, 1987 as Document No. 36049654;

     7. Subordination and Attornment Agreement dated March 11, 1987 by and between Marriott and Chemical Bank;

     8.   Letter Agreement dated March 31, 1987 between Developers and Marriott;

     9. Deed dated February 1, 1988 between Developers and LaSalle National Bank in its capacity as Trustee ("Trustee") under Trust Agreement dated February 1, 1988 and known as Trust No. 11300, whereby Developers transferred its interest in the Ground Lease to a trust under which Developers is the sole beneficiary;

     10. Second Amendment to Lease dated as of December 28, 1988 by and between Trustee and Marriott recorded in the Recorder's Office on February 9, 1989 as Document No. 89063670;

     11. Certificate dated June 8, 1989 by and between Trustee, Developers and Marriott memorializing the "Lease Commencement Date", the "Opening Date", and the "Initial Term", all as defined in the Ground Lease;

     12. Notice of Assignment of Lease dated as of June 12, 1989 between Marriott, as assignor, and Borrower, as assignee; and

     13. Letter Agreement dated November 10, 1993 between Developers and the Borrower.


                                      E-2